Filed Pursuant to Rule 497(c)
Registration Nos. 333-123998 and 811-21749

The investment objective of each Fund is long-term capital appreciation

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PROSPECTUS

OCTOBER 28, 2009	TICKER SYMBOL
	Investor Shares	Institutional Shares

CRM SMALL CAP VALUE FUND	CRMSX	CRISX

CRM SMALL/MID CAP VALUE FUND	CRMAX	CRIAX

CRM MID CAP VALUE FUND	CRMMX	CRIMX

CRM LARGE CAP OPPORTUNITY FUND	CRMGX	CRIGX

CRM ALL CAP VALUE FUND	CRMEX	CRIEX

CRM 130/30 VALUE FUND	CRMTX	CRITX

CRM GLOBAL OPPORTUNITY FUND	CRMWX	CRIWX

CRM INTERNATIONAL OPPORTUNITY FUND	CRMIX	CRIIX

CRM SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

CRM Small Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.11%	0.11%

Total Other Expenses	0.36%	0.11%

Total Annual Fund Operating Expenses	1.11%	0.86%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$113	$353	$612	$1,352
Institutional Shares	$88	$274	$477	$1,061

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2000 Value Index (“small cap companies”) that are publicly traded on a U.S. securities market. The market capitalization range of the Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund will invest will also change. As of September 30, 2009, the market capitalization range of the Index was from approximately $37 million to $3.56 billion. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, securities convertible into common stock, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. Through a qualitative and quantitative research process focused on these attributes, the Adviser strives to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. An important function of the Adviser’s investment process is to set a price target at which the security will be sold, provided that there has been no fundamental change in the investment case. The Adviser constantly monitors the portfolio companies held by the Fund to determine if the security continues to act in accordance with the Adviser’s initial assessment. Ordinarily, once the Adviser believes that an investment case has realized its anticipated prospects, the security will be sold. Additionally, the security would typically be sold if the identified change does not have the expected impact on earnings and cash flow of the company or a company’s fundamentals deteriorate, or due to other market conditions that would cause the Adviser to believe a sale would be advisable.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the U.S. market and different markets around the world can react differently to these developments. When market prices fall, the value of your investment will go down. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities. The Fund may experience a substantial or complete loss on any individual security.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. The Adviser may be incorrect when it decides that a stock is undervalued by the market.

Risks of Small Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in small capitalization companies. Small capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one, five and ten years, both before and after taxes, compare with those of the Russell 2000 Value Index and the Russell 2000 Index, two broad based measures of market performance. This performance information includes performance of the Fund’s predecessors, the CRM Small Cap Value Fund (a series of WT Mutual Fund), for periods from November 1, 1999 through September 30, 2005 and the CRM Funds—Small Cap Value Fund, for periods prior to November 1, 1999. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com, or at the following telephone number: 800-CRM-2883. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

27.38%	(23.72)%
For the quarter ended June 30, 2003	For the quarter ended December 31, 2008

Average Annual Total Returns as of December 31, 2008	1 Year	5 Years	10 Years
Institutional Shares
Before Taxes	(30.44)%	0.21%	7.53%
After Taxes on Distributions	(30.52)%	(1.86)%	5.94%
After Taxes on Distributions and Sale of Shares	(19.68)%	0.02%	6.27%
Investor Shares
Before Taxes	(30.62)%	(0.04)%	7.25%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	(28.92)%	0.27%	6.11%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	(33.79)%	(0.93)%	3.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGERS

Kevin M. Chin and Michael J. Caputo are co-leaders of the team that is responsible for the day-to-day management of the Fund. Messrs. Chin and Caputo have served as portfolio managers of the Fund since 2008.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 48 of the prospectus.

SMALL/MID CAP VALUE FUND

INVESTMENT OBJECTIVE

CRM Small/Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.18%	0.18%

Total Other Expenses	0.43%	0.18%

Total Annual Fund Operating Expenses	1.18%	0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$120	$375	$649	$1,432
Institutional Shares	$95	$296	$515	$1,143

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2500 Value Index or in the S&P Mid Cap 400/Citigroup Value Index (together, “small/mid cap companies”) that are publicly traded on a U.S. securities market. The market capitalization ranges of the Indices change constantly, and as a result, the capitalization of small/mid cap companies in which the Fund will invest will also change. As of September 30, 2009, the market capitalization range of the Russell 2500 Value Index was from approximately $37 million to $9.97 billion, and the market capitalization range of the S&P Mid Cap 400/Citigroup Value Index was approximately from $344 million to $6.56 billion. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, securities convertible into common stock, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. Through a qualitative and quantitative research process focused on these attributes, the Adviser strives to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. An important function of the Adviser’s investment process is to set a price target at which the security will be sold, provided that there has been no fundamental change in the investment case. The Adviser constantly monitors the portfolio companies held by the Fund to determine if the security continues to act in accordance with the Adviser’s initial assessment. Ordinarily, once the Adviser believes that an investment case has realized its anticipated prospects, the security will be sold. Additionally, the security would typically be sold if the identified change does not have the expected impact on earnings and cash flow of the company or a company’s fundamentals deteriorate, or due to other market conditions that would cause the Adviser to believe a sale would be advisable.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the U.S. market and different markets around the world can react differently to these developments. When market prices fall, the value of your investment will go down. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities. The Fund may experience a substantial or complete loss on any individual security.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. The Adviser may be incorrect when it decides that a stock is undervalued by the market.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one year and since inception, both before and after taxes, compare with those of the Russell 2500 Value Index and the Russell 2500 Index, two broad based measures of market performance. This performance information includes performance of the Fund’s predecessor, a series of WT Mutual Fund with the same name, for periods from September 1, 2004 (commencement of operations) through September 30, 2005. Total returns would have been lower had certain fees and expenses not been waived. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com, or at the following telephone number: 800-CRM-2883. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

9.66%	(21.03)%
For the quarter ended March 31, 2006	For the quarter ended December 31, 2008

Average Annual Total Returns as of December 31, 2008	1 Year	Since Inception (September 1, 2004)
Institutional Shares
Before Taxes	(31.36)%	2.36%
After Taxes on Distributions	(31.44)%	1.56%
After Taxes on Distributions and Sale of Shares	(20.28)%	1.84%
Investor Shares
Before Taxes on Distributions	(31.47)%	2.12%
Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes)	(31.99)%	(1.00)%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	(36.79)%	(1.08)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGERS

Jay B. Abramson and Robert “Chip” L. Rewey III are co-leaders of the team responsible for the day-to-day management of the Fund. Messrs. Abramson and Rewey have served as portfolio managers of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 48 of the prospectus.

CRM MID CAP VALUE FUND

INVESTMENT OBJECTIVE

CRM Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.70%	0.70%
Distribution (12b-1) fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.14%	0.14%

Total Other Expenses	0.39%	0.14%

Total Annual Fund Operating Expenses	1.09%	0.84%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$111	$347	$601	$1,329
Institutional Shares	$86	$268	$466	$1,037

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell Midcap Value Index (“mid cap companies”) that are publicly traded on a U.S. securities market. The market capitalization range of the Index changes constantly, and as a result, the capitalization of mid cap companies in which the Fund will invest will also change. As of September 30, 2009, the market capitalization range of the Index was from approximately $360 million to $12.92 billion. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, securities convertible into common stock, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. Through a qualitative and quantitative research process focused on these attributes, the Adviser strives to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. An important function of the Adviser’s investment process is to set a price target at which the security will be sold, provided that there has been no fundamental change in the investment case. The Adviser constantly monitors the portfolio companies held by the Fund to determine if the security continues to act in accordance with the Adviser’s initial assessment. Ordinarily, once the Adviser believes that an investment case has realized its anticipated prospects, the security will be sold. Additionally, the security would typically be sold if the identified change does not have the expected impact on earnings and cash flow of the company or a company’s fundamentals deteriorate, or due to other market conditions that would cause the Adviser to believe a sale would be advisable.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the U.S. market and different markets around the world can react differently to these developments. When market prices fall, the value of your investment will go down. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities. The Fund may experience a substantial or complete loss on any individual security.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. The Adviser may be incorrect when it decides that a stock is undervalued by the market.

Risks of Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it invests in mid capitalization companies. Mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one, five and ten years both before and after taxes, compare with those of the Russell Midcap Value Index and the Russell Midcap Index, two broad based measures of market performance. This performance information includes performance of the Fund’s predecessors, the CRM Mid Cap Value Fund (a series of WT Mutual Fund), for periods from November 1, 1999 through September 30, 2005 and the CRM Funds—Mid Cap Value Fund, for periods prior to November 1, 1999. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com, or at the following telephone number: 800-CRM-2883. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

24.87%	(22.24)%
For the quarter ended December 31, 2001	For the quarter ended December 31, 2008

Average Annual Total Returns as of December 31, 2008	1 Year	5 Years	10 Years	Since Inception	Inception Date
Institutional Shares
Before Taxes	(35.03)%	2.57%	10.06%	9.77%	1/6/98
After Taxes on Distributions	(35.18)%	1.43%	9.00%	8.77%	1/6/98
After Taxes on Distributions and Sale of Shares	(22.58)%	2.05%	8.58%	8.35%	1/6/98
Investor Shares
Before Taxes	(35.16)%	2.33%	N/A	7.49%	9/20/00
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	(38.44)%	0.33%	4.44%	4.54%	1/6/98
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	(41.46)%	(0.71)%	3.19%	3.83%	1/6/98

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGERS

Jay B. Abramson and Robert “Chip” L. Rewey III are co-leaders of the team responsible for the day-to-day management of the Fund. Mr. Abramson has served as portfolio manager of the Fund since its inception. Mr. Rewey has served as portfolio manager of the Fund since 2003.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 48 of the prospectus.

CRM LARGE CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE

CRM Large Cap Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	0.44%	0.44%

Total Other Expenses	0.69%	0.44%

Total Annual Fund Operating Expenses	1.44%	1.19%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$147	$456	$787	$1,724
Institutional Shares	$121	$378	$654	$1,443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 1000 Value Index (“large cap companies”) that are publicly traded on a U.S. securities market. The market capitalization range of the Index changes constantly, and as a result, the capitalization of large cap companies in which the Fund will invest will also change. As of September 30, 2009, the market capitalization range of the Index was from approximately $360 million to $344.78 billion. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, securities convertible into common stock, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. Through a qualitative and quantitative research process focused on these attributes, the Adviser strives to identify and invest in relatively undervalued companies. These factors formulate the

Adviser’s investment case for each company under consideration for investment. An important function of the Adviser’s investment process is to set a price target at which the security will be sold, provided that there has been no fundamental change in the investment case. The Adviser constantly monitors the portfolio companies held by the Fund to determine if the security continues to act in accordance with the Adviser’s initial assessment. Ordinarily, once the Adviser believes that an investment case has realized its anticipated prospects, the security will be sold. Additionally, the security would typically be sold if the identified change does not have the expected impact on earnings and cash flow of the company or a company’s fundamentals deteriorate, or due to other market conditions that would cause the Adviser to believe a sale would be advisable.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee the stock market or the stocks that a Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the U.S. market and different markets around the world can react differently to these developments. When market prices fall, the value of your investment will go down. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities. The Fund may experience a substantial or complete loss on any individual security.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. The Adviser may be incorrect when it decides that a stock is undervalued by the market.

Risks of Foreign Investments Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one year and since inception, both before and after taxes, compare with those of the Russell 1000 Value Index and the Russell 1000 Index, two broad-based measures of market performance. Total returns would have been lower had certain fees and expenses not been waived. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com, or at the following telephone number: 800-CRM-2883. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

7.30%	(20.18)%
For the quarter ended March 31, 2006	For the quarter ended December 31, 2008

Average Annual Total Returns as of December 31, 2008	1 Year	Since Inception (December 1, 2005)
Institutional Shares
Before Taxes	(34.16)%	(5.87)%
After Taxes on Distributions	(34.25)%	(6.48)%
After Taxes on Distributions and Sale of Shares	(22.10)%	(5.06)%
Investor Shares
Before Taxes	(34.36)%	(6.11)%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	(36.85)%	(7.92)%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	(37.60)%	(8.39)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGER

Jay B. Abramson leads the team responsible for the day-to-day management of the Fund. Mr. Abramson has served as a portfolio manager of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 48 of the prospectus.

CRM ALL CAP VALUE FUND

INVESTMENT OBJECTIVE

CRM All Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	1.82%	1.82%

Total Other Expenses	2.07%	1.82%

Total Annual Fund Operating Expenses(1)	3.02%	2.77%
Fee Waiver and Expense Reimbursement(1)	(1.52)%	(1.52)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.50%	1.25%

(1)	The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.50% and 1.25% of average daily net assets of Investor Shares and Institutional Shares, respectively. These expense limitations are in effect until November 1, 2010. Prior to that date, the arrangement may be terminated for a class only by the vote of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$153	$790	$1,453	$3,229
Institutional Shares	$127	$715	$1,329	$2,989

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies that are publicly traded on a U.S. securities market. There are no limits on the market capitalizations of the companies in which the Fund may invest. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, securities convertible into common stock, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. Through a qualitative and quantitative research process focused on these attributes, the Adviser strives to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. An important function of the Adviser’s investment process is to set a price target at which the security will be sold, provided that there has been no fundamental change in the investment case. The Adviser constantly monitors the portfolio companies held by the Fund to determine if the security continues to act in accordance with the Adviser’s initial assessment. Ordinarily, once the Adviser believes that an investment case has realized its anticipated prospects, the security will be sold. Additionally, the security would typically be sold if the identified change does not have the expected impact on earnings and cash flow of the company or a company’s fundamentals deteriorate, or due to other market conditions that would cause the Adviser to believe a sale would be advisable.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee the stock market or the stocks that a Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the U.S. market and different markets around the world can react differently to these developments. When market prices fall, the value of your investment will go down. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities. The Fund may experience a substantial or complete loss on any individual security.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. The Adviser may be incorrect when it decides that a stock is undervalued by the market.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it also invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one year and since inception, both before and after taxes, compare with those of the Russell 3000 Value Index and the Russell 3000 Index, two broad-based measures of market performance. Total returns would have been lower had certain fees and expenses not been waived. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com, or at the following telephone number: 800-CRM-2883. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

7.84%	(23.47)%
For the quarter ended June 30, 2007	For the quarter ended December 31, 2008

Average Annual Total Returns as of December 31, 2008	1 Year	Since Inception (October 24, 2006)
Institutional Shares
Before Taxes	(36.26)%	(15.90)%
After Taxes on Distributions	(36.30)%	(16.17)%
After Taxes on Distributions and Sale of Shares	(23.53)%	(13.34)%
Investor Shares
Before Taxes	(36.43)%	(16.12)%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)	(36.25)%	(17.22)%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	(37.31)%	(16.00)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGERS

Ronald H. McGlynn and Kevin M. Chin are co-leaders of the team responsible for the day-to-day management of the Fund. Mr. McGlynn has served as a portfolio manager of the Fund since its inception. Mr. Chin has served as a portfolio manager of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 48 of the prospectus.

CRM 130/30 VALUE FUND

INVESTMENT OBJECTIVE

CRM 130/30 Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	1.25%	1.25%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Dividend Expense on Securities Sold Short and Interest Expense on Borrowings	0.80%	0.80%
Remainder of Other Expenses	1.71%	1.75%

Total Other Expenses	2.76%	2.55%

Total Annual Fund Operating Expenses(1)	4.01%	3.80%

Fee Waiver and Expense Reimbursement(1)	(1.65)%	(1.69)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	2.36%	2.11%

(1)	The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, (“interest” includes interest expense on borrowings) exceed 2.00% and 1.75% of average daily net assets of Investor Shares and Institutional Shares, respectively. These expense limitations are in effect until November 1, 2010. Prior to that date, the arrangement may be terminated for a class only by the vote of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$239	$1,070	$1,918	$4,113
Institutional Shares	$214	$1,005	$1,816	$3,929

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 192% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 1000 Index that are publicly traded on a U.S. securities market. The market capitalization range of the Index changes constantly, and as a result, the capitalization of companies in which the Fund will invest will also change. As of September 30, 2009, the market capitalization range of the Index was from approximately $360 million to $334.78 billion. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, securities convertible into common stock, and warrants on common stock. In applying this 80% investment policy, the assets of the Fund include both long and short positions and Fund borrowings.

The Fund will hold long equity securities that the Adviser has identified as undervalued and take short positions in equity securities that the Adviser has identified as overvalued or poised for underperformance. The Adviser believes that a long/short strategy will enable the Fund to reflect the Adviser’s positive and negative views on individual stocks and to seek higher performance. If the Fund’s strategy succeeds, in rising markets, the Fund’s long positions will appreciate to a greater extent than the short positions, and in declining markets, the short positions will gain in value relative to the long positions. However, there can be no guarantee that this result will be achieved.

The Fund intends to maintain an approximate net 100% long exposure (long market value minus short market value) to the equity market. The Fund will normally seek to hold long positions in equity and equity related securities equal in value to approximately 130% of the Fund’s net assets and short positions equal in value to approximately 30% of the Fund’s net assets. However, these ratios may vary due to a number of factors, including the relative performance of the Fund’s long and short positions and the availability of attractive investment opportunities.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. Through a qualitative and quantitative research process focused on these attributes, the Adviser strives to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. An important function of the Adviser’s investment process is to set a price target at which the security will be sold, or a short position will be closed out, provided that there has been no fundamental change in the investment case. The Adviser constantly monitors the portfolio companies held by the Fund to determine if the security continues to act in accordance with the Adviser’s initial assessment. Ordinarily, once the Adviser believes that an investment case has realized its anticipated prospects, the security will be sold. Additionally, the security would typically be sold if the identified change does not have the expected impact on earnings and cash flow of the company or a company’s fundamentals deteriorate, or due to other market conditions that would cause the Adviser to believe a sale would be advisable. A short position may be closed out when a company’s fundamentals improve or expected underperformance fails to occur.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee the stock market or the stocks a Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the U.S. market and different markets around the world can react differently to these developments. When market prices fall, the value of your investment will go down. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities. The Fund may experience a substantial or complete loss on any individual security.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. The Adviser may be incorrect when it decides that a stock is undervalued by the market.

Short Sales Risk. Short sales involve significant risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow securities that it needs to take a short position or purchase securities needed to close out a short position at an acceptable price. Also, the lender of a security that the Fund has sold short may terminate the loan at a time when the Fund is unable to borrow the same security from another lender. In that case, the Fund would need to purchase a replacement security at the then current market price or pay the lender the cost of purchasing the security. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited as there is no limit on any such increases in value. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. Short positions involve significant transaction costs.

Borrowing or Leverage Risk. Leverage occurs when a fund increases its assets available for investment using borrowings or similar transactions. Since short sales involve borrowing securities and then selling them, the Fund’s short sales will effectively leverage the Fund’s assets. Borrowing and other transactions used for leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Leverage thus creates the potential for greater gains, but also greater losses. To repay its obligations, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There are also costs associated with engaging in leverage, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The Fund cannot guarantee that its leveraging strategy will be successful.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one year and since inception, both before and after taxes, compare with those of the Russell 1000 Index, a broad-based measure of market performance. Total returns would have been lower had certain fees and expenses not been waived. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com, or at the following telephone number: 800-CRM-2883. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

0.99%	(18.09)%
For the quarter ended June 30, 2008	For the quarter ended December 31, 2008

Average Annual Total Returns as of December 31, 2008	1 Year and Since Inception (December 31, 2007)
Institutional Shares
Before Taxes	(33.90)%
After Taxes on Distributions	(33.90)%
After Taxes on Distributions and Sale of Shares	(22.04)%
Investor Shares
Before Taxes	(34.00)%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	(37.92)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGERS

Ronald H. McGlynn, Jay B. Abramson, Robert “Chip” L. Rewey III, Kevin M. Chin and Michael J. Caputo are jointly responsible for the management of the Fund. Each portfolio manager has served as a portfolio manager of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 48 of the prospectus.

CRM GLOBAL OPPORTUNITY FUND

INVESTMENT OBJECTIVE

CRM Global Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Investor Shares	Institutional Shares
Redemption Fee on Shares Held Less Than 30 Days (as a percentage of amount redeemed, if applicable)	1.50%	1.50%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	11.58%	11.58%

Total Other Expenses	11.83%	11.58%

Total Annual Fund Operating Expenses(1)	12.73%	12.48%
Fee Waiver and Expense Reimbursement(1)	(11.23)%	(11.23)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.50%	1.25%

(1)	The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.50% and 1.25% of average daily net assets of Investor Shares and Institutional Shares, respectively. These expense limitations are in effect until November 1, 2010. Prior to that date, the arrangement may be terminated for a class only by the vote of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$153	$2,588	$4,661	$8,595
Institutional Shares	$127	$2,527	$4,581	$8,513

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and foreign companies. The Fund normally invests in the securities of companies that are tied economically to at least 10 countries, including the U.S. The Fund may invest in companies located in developed and emerging markets. Emerging markets include countries that have an emerging stock market as defined by Standard & Poor’s, Inc., countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. The Fund may at any one time invest all or substantially all of its assets in foreign companies and at another time invest substantially in U.S. companies, although, under normal market conditions, it is expected that a majority of the Fund’s assets will be invested in foreign companies. The Fund may invest in companies of any size. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, securities convertible into common stock, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. Through a qualitative and quantitative research process focused on these attributes, the Adviser strives to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. An important function of the Adviser’s investment process is to set a price target at which the security will be sold, provided that there has been no fundamental change in the investment case. The Adviser constantly monitors the portfolio companies held by the Fund to determine if the security continues to act in accordance with the Adviser’s initial assessment. Ordinarily, once the Adviser believes that an investment case has realized its anticipated prospects, the security will be sold. Additionally, the security would typically be sold if the identified change does not have the expected impact on earnings and cash flow of the company or a company’s fundamentals deteriorate, or due to other market conditions that would cause the Adviser to believe a sale would be advisable.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid.

Currency Risk. The Fund generally invests in securities denominated in foreign currencies, and could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Emerging Markets Risk. The risks of investing in foreign securities are generally greater in emerging markets, or to the extent that the Fund invests significantly in one region or country. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets. Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation.

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the U.S. market and different markets around the world can react differently to these developments. When market prices fall, the value of your investment will go down. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities. The Fund may experience a substantial or complete loss on any individual security.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. The Adviser may be incorrect when it decides that a stock is undervalued by the market.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it also invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund commenced operations on December 31, 2008. Therefore, because the Fund does not yet have performance information for a full calendar year, information on the Fund’s performance is not included in this section.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGERS

Milu E. Komer and Jay B. Abramson are co-leaders of the team that is responsible for the day-to-day management of the Fund. Ms. Komer has served as a portfolio manager of the Fund since its inception. Mr. Abramson has served as a portfolio manager of the Fund since 2009.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 48 of the prospectus.

CRM INTERNATIONAL OPPORTUNITY FUND

INVESTMENT OBJECTIVE

CRM International Opportunity Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Investor Shares	Institutional Shares
Redemption Fee on Shares Held Less Than 30 Days (as a percentage of amount redeemed, if applicable)	1.50%	1.50%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Other Miscellaneous Expenses	11.73%	11.73%

Total Other Expenses	11.98%	11.73%

Total Annual Fund Operating Expenses(1)	12.88%	12.63%
Fee Waiver and Expense Reimburesement(1)	(11.38)%	(11.38)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.50%	1.25%

(1)	The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.50% and 1.25% of average daily net assets of Investor Shares and Institutional Shares, respectively. These expense limitations are in effect until November 1, 2010. Prior to that date, the arrangement may be terminated for a class only by the vote of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$153	$2,613	$4,701	$8,640
Institutional Shares	$127	$2,552	$4,621	$8,560

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of foreign companies. The Fund normally invests in the securities of companies that are tied economically to at least 10 countries, other than the U.S. The Fund may invest in companies located in developed and emerging markets. Emerging markets include countries that have an emerging stock market as defined by Standard & Poor’s, Inc., countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. The Fund may invest in companies of any size. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, securities convertible into common stock, and warrants on common stock.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. Through a qualitative and quantitative research process focused on these attributes, the Adviser strives to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. An important function of the Adviser’s investment process is to set a price target at which the security will be sold, provided that there has been no fundamental change in the investment case. The Adviser constantly monitors the portfolio companies held by the Fund to determine if the security continues to act in accordance with the Adviser’s initial assessment. Ordinarily, once the Adviser believes that an investment case has realized its anticipated prospects, the security will be sold. Additionally, the security would typically be sold if the identified change does not have the expected impact on earnings and cash flow of the company or a company’s fundamentals deteriorate, or due to other market conditions that would cause the Adviser to believe a sale would be advisable.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid.

Currency Risk. The Fund generally invests in securities denominated in foreign currencies, and could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Emerging Markets Risk. The risks of investing in foreign securities are generally greater in emerging markets, or to the extent that the Fund invests significantly in one region or country. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets. Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation.

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the U.S. market and different markets around the world can react differently to these developments. When market prices fall, the value of your investment will go down. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities. The Fund may experience a substantial or complete loss on any individual security.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. The Adviser may be incorrect when it decides that a stock is undervalued by the market.

Risks of Small and Mid Cap Companies. Compared to mutual funds that focus exclusively on large capitalization companies, the Fund may be more volatile because it also invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund commenced operations on December 31, 2008. Therefore, because the Fund does not yet have performance information for a full calendar year, information on the Fund’s performance is not included in this section.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGER

Milu E. Komer leads the team that is responsible for the day-to-day management of the Fund. Ms. Komer has served as the portfolio manager of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 48 of the prospectus.

OTHER INFORMATION

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of a Fund each day the New York Stock Exchange is open, at the Fund’s net asset value next determined after receipt of your request in good order.

The minimum initial investment in a Fund is $2,500 ($2,000 for individual retirement accounts or automatic investment plans) for Investor Shares and $1,000,000 for Institutional Shares. The minimum additional investment for direct investors in each Fund’s Investor Shares is $100. Your financial intermediary may impose higher investment minimums. There is no minimum amount for additional investments in Institutional Shares.

You may purchase or redeem Fund shares by contacting your financial intermediary or, if you hold your shares directly with the Fund, by contacting the Funds

(i)	in writing at:

Regular Mail	Overnight Mail
CRM Funds	CRM Funds
c/o PNC Global	c/o PNC Global
Investment Servicing, Inc.	Investment Servicing Inc.
P.O. Box 9812	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

(ii)	by telephone at 800-CRM-2883

TAX INFORMATION

Each Fund’s distributions are generally taxable as ordinary income or capital gains, and it is a taxable event for you if you redeem, sell or exchange Fund shares, except when your investment in the Fund is made through an individual retirement account, 401(k) or other tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS

The CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, CRM 130/30 Value Fund, CRM Global Opportunity Fund, and CRM International Opportunity Fund (the “Funds”) each seek long-term capital appreciation. Each Fund may change its objective without shareholder approval. There is no guarantee that a Fund will achieve its investment objective. The Funds will provide written notice at least 60 days prior to implementing any change in a Fund’s investment objective.

The Small Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2000 Value Index (“small cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization range of the Russell 2000 Value Index changes constantly, and as a result, the capitalization of small cap companies in which the Small Cap Value Fund will invest will also change. As of September 30, 2009, the market capitalization range of the Russell 2000 Value Index was from approximately $37 million to $3.56 billion.

The Small/Mid Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2500 Value Index or in the S&P Mid Cap 400/Citigroup Value Index (together, “small/mid cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization ranges of the Russell 2500 Value Index and/or the S&P Mid Cap 400/Citigroup Value Index change constantly, and as a result, the capitalization of small/mid cap companies in which the Small/Mid Cap Value Fund will invest will also change. As of September 30, 2009, the market capitalization range of the Russell 2500 Value Index was from approximately $37 million to $9.97 billion, and the market capitalization range of the S&P Mid Cap 400/ Citigroup Value Index was from approximately $344 million to $6.56 billion.

The Mid Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell Midcap Value Index (“mid cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization range of the Russell Midcap Value Index changes constantly, and as a result, the capitalization of mid cap companies in which the Mid Cap Value Fund will invest will also change. As of September 30, 2009, the market capitalization range of the Russell Midcap Value Index was from approximately $360 million to $12.92 billion.

The Large Cap Opportunity Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 1000 Value Index (“large cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization range of the Russell 1000 Value Index changes constantly, and as a result, the capitalization of large cap companies in which the Large Cap Opportunity Fund will invest will also change. As of September 30, 2009, the market capitalization range of the Russell 1000 Value Index was from approximately $360 million to $344.78 billion.

The All Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies that are publicly traded on a U.S. securities market. There are no limits on the market capitalizations of the companies in which the All Cap Value Fund may invest.

The 130/30 Value Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 1000 Index that are publicly traded on a U.S. securities market.

The 130/30 Value Fund will hold long equity securities that Cramer Rosenthal McGlynn, LLC (“CRM”), the Funds’ investment adviser, has identified as undervalued and take short positions in equity securities that the Adviser has identified as overvalued or poised for underperformance. The Adviser believes that a long/short strategy will enable the Fund to reflect the Adviser’s positive and negative views on individual stocks and to seek higher performance. If the Fund’s strategy succeeds, in rising markets, the Fund’s long positions will appreciate to a greater extent than the short positions, and in declining markets, the short positions will gain in value relative to the long positions. However, there can be no guarantee that this result will be achieved.

The market capitalization range of the Russell 1000 Index changes constantly, and as a result, the capitalization of companies in which the Fund will invest will also change. As of September 30, 2009, the market capitalization range of the Russell 1000 Index was from approximately $360 million to $334.78 billion.

The 130/30 Value Fund intends to maintain an approximate net 100% long exposure (long market value minus short market value) to the equity market. The 130/30 Value Fund will normally seek to hold long positions in equity and equity related securities equal in value to approximately 130% of the Fund’s net assets and short positions equal in value to approximately 30% of the Fund’s net assets. However, these ratios may vary due to a number of factors, including the relative performance of the 130/30 Value Fund’s long and short positions and the availability of attractive investment opportunities.

When the 130/30 Value Fund takes a long position, it purchases the stock outright. When the 130/30 Value Fund takes a short position, it sells a stock that it does not own and settles the sale by borrowing the same stock from a lender. To close out the short position, the 130/30 Value Fund subsequently buys back the same stock in the market and returns it to the lender. The 130/30 Value Fund makes money on a short position if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the 130/30 Value Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money invested.

When the 130/30 Value Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the 130/30 Value Fund’s obligation to cover the short position. However, the 130/30 Value Fund is expected to use the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the 130/30 Value Fund does this, it is required to pledge replacement securities as collateral for the broker. The Fund may use securities it owns to meet any such collateral obligations.

Generally, the 130/30 Value Fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or a custodian, the 130/30 Value Fund may or may not receive any payments (including interest) on collateral it designates as security for the broker. The Fund’s obligation to provide collateral securing its short positions may limit its investment flexibility. Short selling also involves credit exposure to brokers that execute the short sale. The Fund could suffer a loss of its assets posted as collateral for short sales, or there could be a significant delay in the Fund having access to those assets, if a broker executing short sales becomes insolvent.

Alternatively, the 130/30 Value Fund may borrow money from banks and using the proceeds to purchase additional securities to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”).

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short selling certain securities and reporting requirements. The Fund’s ability to execute a short selling strategy may be materially adversely impacted by temporary and/or new permanent regulations in response to these adverse market events.

The Global Opportunity Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and foreign companies. The Fund normally invests in the securities of companies that are tied economically to at least 10 countries, including the U.S. The Fund may invest in companies located in developed and emerging markets. Emerging markets include countries that have an emerging stock market as defined by Standard & Poor’s, Inc. (“S&P”), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. The Fund may at any one time invest all or substantially all of its assets in foreign companies and at another time invest substantially in U.S. companies, although, under normal market conditions, it is expected that a majority of the Fund’s assets will be invested in foreign companies. The Fund may invest in companies of any size.

The Fund invests in a number of industries, as determined by the Fund. The Fund does not consider a type of security to be an industry. Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to invest across a number of countries and geographical regions. There is no limit on the Fund’s investment in companies located in emerging markets countries. The percentage of Fund assets invested in particular countries or regions will change from time to time.

The International Opportunity Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of foreign companies. The Fund normally invests in the securities of companies that are tied economically to at least 10 countries, other than the U.S. The Fund may invest in companies located in developed and emerging markets. Emerging markets include countries that have an emerging stock market as defined by S&P, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. The Fund may invest in companies of any size.

The Fund invests in a number of industries, as determined by the Fund. The Fund does not consider a type of security to be an industry. Although it the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to invest across a number of countries and geographical regions. There is no limit on the Fund’s investment in companies located in emerging markets countries. The percentage of Fund assets invested in particular countries or regions will change from time to time.

For purposes of the 80% investment policy for each Fund, equity and equity related securities include:

•	common and preferred stocks;

•

securities convertible into common stock (such as convertible preferred stock and convertible bonds) that are rated, at the time of initial purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) or if unrated, are determined by the Adviser to be of comparable quality; and

•	warrants on common stock.

In applying this 80% investment policy, the assets of the 130/30 Value Fund include both long and short positions and 130/30 Value Fund borrowings.

Each Fund’s 80% investment policy may be changed without shareholder approval. Each Fund will provide shareholders with written notice at least 60 days prior to any change to its 80% investment policy.

Each Fund typically invests broadly across issuers and industries. The Funds do not consider a type of security to be an industry.

Value Investing. Each Fund pursues a value strategy. CRM seeks to identify changes that are material to a company’s operations, outlook and prospects. CRM is attracted to companies that it believes will look different tomorrow—operationally, financially, managerially—when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being “neglected by investors” and undervalued relative to its future prospects and peer companies. CRM believes that, over time, the marketplace will recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution and regulatory change.

The Adviser’s Process. CRM identifies change from a variety of both qualitative and quantitative sources. These sources include the extensive use of CRM’s proprietary database of analysis and information, as well as news services and event driven information, and a screening process which uses various criteria, including neglect (where CRM seeks to identify companies whose future earnings or cash flow will surpass more modest market expectations) and valuation relationships (where CRM seeks to identify companies that are under-earning their potential with margins that are below their previous highs or those of peer companies). “Connecting the Dots” research involves companies within the same and different industries that might be affected by similar positive changes or developments. For example, when CRM identifies a business trend that affects one company, it may seek to identify other companies affected by the same trend. CRM’s ideas are generated internally with significant interaction among the members of CRM’s portfolio management teams. Members of CRM’s portfolio management teams regularly meet with representatives for companies both around the country and globally, and in a typical year they annually attend more than 500 company/management meetings.

Once change is identified, CRM evaluates a company on several levels by analyzing:

•	financial models based principally upon projected cash flows;

•	the price of a company’s stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

•	the extent of management’s ownership interest in a company;

•	a company’s market position by corroborating CRM’s observations and assumptions through meetings with the company’s management, customers and suppliers; and

•	with respect to CRM Global Opportunity Fund and CRM International Opportunity Fund, country risk and currency risk.

CRM also evaluates the degree of recognition of a company by Wall Street by monitoring the number of sell side analysts who closely follow a company and the nature of its shareholder base.

An important function of CRM’s investment process is to set a price target at which the stock will be sold, (and, in the case of the 130/30 Value Fund, a short position will be closed out) provided that there has been no fundamental change in the investment case. CRM constantly monitors the portfolio companies held by the Funds to determine if the stocks continue to act in accordance with CRM’s initial assessment. A stock may be sold when its fundamentals deteriorate or when the identified change is not having the expected impact on earnings and cash flow. A short position for the 130/30 Value Fund may be closed out when a company’s fundamentals improve or expected underperformance fails to occur.

Convertible Securities. Each Fund invests in equity and equity related securities. Equity and equity related securities include convertible securities that are rated, at the time of purchase, in one of the three highest rating categories by a NRSRO, such as Moody’s or S&P, or, if unrated, are determined by CRM to be of comparable quality. Convertible securities, such as convertible preferred stock and convertible bonds, are subject to the market risks of stocks as well as the credit and interest rate risks of debt securities.

Foreign Securities. CRM Global Opportunity Fund and CRM International Opportunity Fund may invest in foreign securities that are traded on non-U.S. or U.S. securities exchanges or in the over-the-counter markets. Each of CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund and CRM 130/30 Value Fund may invest in foreign securities that are publicly traded on a U.S. securities market, and each may invest up to 20% of its assets in foreign securities that are traded on non-U.S. or U.S. securities exchanges or in the over-the-counter markets.

Foreign securities held by a Fund may be traded on days and at times when the New York Stock Exchange is closed and the net asset value (“NAV”) of the Fund is therefore not calculated. Accordingly, the NAV of a Fund may be significantly affected on days when shareholders are not able to buy and, sell shares of the Fund. In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to “time-zone arbitrage”. If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in a Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Debt Securities. Under normal circumstances, each Fund may invest up to 20% of its assets in debt securities that are rated in one of the three highest categories by a NRSRO such as Moody’s or S&P, or, if unrated, are determined by CRM to be of comparable quality. Each Fund may invest in debt securities of any maturity. Debt securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will decline as a result of changes in market rates of interest). Interest rate risk will generally affect the price of a debt security more if the security has a longer maturity. These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity.

Derivatives. Each Fund may also invest in derivative contracts, such as options on securities and securities indices. However, each Fund except the 130/30 Value Fund has adopted a fundamental policy under which it may not commit nor expose more than 15% of its total assets to derivative strategies. A Fund’s use of derivative contracts, such as options on securities and securities indices, may be risky. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivatives can have a big impact on a Fund’s stock and index exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative investments themselves, behave in a way not anticipated by the Adviser. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets, and derivative counterparties may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

Restricted Securities. Although each Fund usually invests in securities listed on securities exchanges, it may also purchase securities that are not registered for sale to the general public, or to a limited extent, securities that are not readily marketable. Each Fund may invest up to 15% of its net assets in illiquid securities. Restricted securities and thinly traded securities may be difficult or impossible to sell at the time and the price that a Fund would like.

Exchange Traded Funds. Subject to applicable statutory and regulatory limits, each Fund may invest in securities of exchange-traded funds (“ETFs”) which are registered investment companies that are listed on securities exchanges. These limitations currently provide, in part, that each Fund may not purchase shares of an ETF if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the ETF, (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the ETF or (c) more than 10% of the Fund’s total assets would be invested in ETFs and other investment companies. The return on investments in ETFs will be reduced by the operating expenses, including investment advisory fees, of the ETFs, and will be further reduced by the expenses of a Fund, including advisory fees payable by the Fund. As such, there is a layering of fees and expenses.

Defensive Investing. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the three highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Funds will be unable to achieve their investment objectives.

Securities Lending. Each Fund, except the 130/30 Value Fund, may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically consisting of money market mutual funds and other money market instruments, which the Fund will invest during the term of the loan. The Fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is subject to additional risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral posted by the borrower, and the risk that the Fund is unable to recall a security in time to exercise valuable rights or sell the security.

Money Market Investments. To meet redemptions and when waiting to invest cash receipts, the Funds may invest in short-term investment grade bonds, money market mutual funds and other money market instruments. As noted above, each Fund may also hold collateral with the loan of portfolio securities consisting of money market mutual funds and other money market instruments. A Fund’s investments in money market mutual funds and other money market instruments and the investment of cash collateral in connection with the loan of portfolio securities are subject to credit and interest rate risks.

Each Fund also may use other strategies and engage in other investment practices described in the Funds’ SAI. The Adviser may decide, as a matter of investment strategy, not to use the investment and investment techniques described above and in the SAI at any particular time. Also note that there are many other factors that could adversely affect your investment and that could prevent the Funds from achieving their goals, which are not described here. Please also see the Funds’ website, www.crmfunds.com, for more information about the Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is contained in the SAI.

MANAGEMENT OF THE FUNDS

The Board of Trustees of the CRM Mutual Fund Trust has oversight responsibility of the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by each Fund and its shareholders.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC, 520 Madison Avenue, 20th Floor, New York, New York 10022, serves as the investment adviser to each Fund. As a Fund’s investment adviser, CRM has the overall responsibility for directing the Fund’s investments. CRM and its predecessors have managed equity investments for mutual funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and have been in business for more than 35 years. CRM has advised the CRM Funds and their predecessors since each Fund’s inception. As of September 30, 2009, CRM had over $11 billion of assets under management.

For the fiscal year ended June 30, 2009, each Fund which has operated for a full fiscal year paid fees (after any waivers and/or reimbursements) equal to the following percentages of the Fund’s average daily net assets to CRM for its investment advisory services:

Fund	Fee Rate
Small Cap Value Fund	0.75%
Small/Mid Cap Value Fund	0.75%
Mid Cap Value Fund	0.70%
Large Cap Opportunity Fund	0.65%
All Cap Value Fund	0%
130/30 Value Fund	0%

Each of the Funds pays an investment advisory fee to CRM, before waivers, at the following rates based on assets under management:

Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, and Large Cap Opportunity Fund: 0.75% of the Fund’s first $1 billion of average daily net assets; 0.70% of the Fund’s next $1 billion of average daily net assets; and 0.65% of the Fund’s average daily net assets over $2 billion.

All Cap Value Fund: 0.95% of the Fund’s first $1 billion of average daily net assets; 0.90% of the Fund’s next $1 billion of average daily net assets; and 0.85% of the Fund’s average daily net assets over $2 billion.

130/30 Value Fund: 1.25% of the Fund’s average daily net assets.

Global Opportunity Fund and International Opportunity Fund: 0.90% of the Fund’s first $2 billion of average daily net assets; and 0.85% of the Fund’s average daily net assets over $2 billion.

CRM may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from the Funds. These payments may be made to compensate the recipient for marketing support services and/or shareholder service activities.

A discussion regarding the basis of the Board of Trustees’ approval of the continuation of the Funds’ management agreement is available in the Funds’ Annual Report for the fiscal year ended June 30, 2009.

PORTFOLIO MANAGERS

Ronald McGlynn, Chairman & CEO and Jay Abramson, President & CIO are responsible for the overall management of the CRM Funds. The investment research team for all of the CRM Funds consists of 17 individuals, with an average of 15 years investment and financial experience. The portfolio managers who have responsibility for the day-to-day management of the Funds, together with their business experience for at least the past five years, are set forth below.

Fund Name	Portfolio Manager(s)

CRM Small Cap Value Fund	Kevin M. Chin Michael J. Caputo

CRM Small/Mid Cap Value Fund	Jay B. Abramson Robert “Chip” L. Rewey III, CFA

CRM Mid Cap Value Fund	Jay B. Abramson Robert “Chip” L. Rewey III, CFA

CRM Large Cap Opportunity Fund	Jay B. Abramson

CRM All Cap Value Fund	Ronald H. McGlynn Kevin M. Chin

CRM 130/30 Value Fund	Ronald H. McGlynn Jay B. Abramson Robert “Chip” L. Rewey III, CFA Kevin M. Chin Michael J. Caputo

CRM Global Opportunity Fund	Milu E. Komer Jay B. Abramson

CRM International Opportunity Fund	Milu E. Komer

Ronald H. McGlynn—Chairman, Chief Executive Officer

Mr. McGlynn is a co-founder, the Chairman and Chief Executive Officer of CRM with 42 years of financial and investment experience. Prior to founding CRM, he was a portfolio manager and an investment research analyst for Standard & Poor’s Inter-Capital, Chase Manhattan Bank and Oppenheimer & Company. He earned a B.A. from Williams College and an MBA from Columbia University Business School.

Jay B. Abramson—President, Chief Investment Officer

Mr. Abramson has been with the firm for twenty-four years and has the overall responsibility for CRM’s investment team. Prior to joining the firm, Mr. Abramson earned his CPA. He received a BSE from The Wharton School of the University of Pennsylvania and a JD from the University of Pennsylvania Law School.

Kevin M. Chin—Senior Vice President

Mr. Chin, with twenty-three years of investment experience, is responsible for portfolio management and research in CRM’s investment group. Prior to joining the firm in 1989, he was a financial analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrager with Credit Suisse First Boston. He received a BS from Columbia University.

Michael J. Caputo—Vice President

Mr. Caputo, with fourteen years of financial and investment experience, is a portfolio manager and senior research analyst in CRM’s investment group. Prior to joining the firm in 2002, Mike was a vice president in Corporate Finance at Morgan Stanley. He earned a BA from the University of Notre Dame and an MBA from The Wharton School of the University of Pennsylvania.

Robert “Chip” L. Rewey III, CFA—Senior Vice President

Mr. Rewey, with nineteen years of investment experience, is responsible for portfolio management and research in CRM’s investment group. Prior to joining the firm at the start of 2003, he spent eight years as a portfolio manager/senior analyst at Sloate, Weisman, Murray & Co., Inc., a boutique money management firm. He received a BS from the Carroll School of Management, Boston College and a MBA from Fuqua School of Business, Duke University.

Milu E. Komer—Vice President

Ms. Komer, with fifteen years of financial and investment-related experience, is responsible for portfolio management and research in CRM’s investment group. Prior to joining the firm in 2008, Milu was Senior Vice President at Neuberger Berman Management Inc. and Neuberger Berman, LLC where she served as an analyst, associate portfolio manager and co-portfolio manager since 2001. She received a BA from Wellesley College and an MBA from The Wharton School of the University of Pennsylvania.

The SAI provides additional information about compensation of the portfolio managers listed above, the other funds, pooled investment vehicles and accounts they manage, and their ownership of securities of the Funds.

SERVICE PROVIDERS

The chart below provides information on the Funds’ primary service providers.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The net asset value (“NAV”) of each class of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m., Eastern time), on each business day (i.e., a day that the Exchange and the Funds’ transfer agent are open for business) (a “Business Day”). The price at which a purchase, redemption or exchange request is effected is based on the next calculation of NAV after the request is received in good order by an authorized broker or financial institution or the Funds’ transfer agent. The NAV for each class of a Fund is calculated by adding the value of all securities and other assets in a Fund attributable to the class, deducting the liabilities attributable to the class and dividing the balance by the number of outstanding class shares in that Fund. NAV will not be determined on days that are not Business Days.

The Funds generally value their securities based on market prices determined at the close of regular trading on the Exchange. The valuations of securities traded on foreign markets will generally be determined as of the earlier closing time of the markets on which they primarily trade. A Fund’s currency valuations, if any, are also done at the close of regular trading on the Exchange. These prices normally are supplied by a pricing service. Investments in other open-end investment companies, if any, are valued at such investment company’s current day closing net asset value per share.

The prices that the Funds use may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees. The Funds may use fair value methodologies for, among other things, the following investments: (i) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (ii) a security whose trading has been suspended or which has been delisted from its primary trading exchange; (iii) a security that is thinly traded; (iv) a security whose issuer is in default or bankruptcy proceedings; (v) a security affected by extreme market conditions; (vi) a security affected by currency controls or restrictions; (vii) a security that is subject to local government-imposed restrictions; (viii) a foreign security that has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; and (ix) a security whose issuer is affected by a significant event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net asset value is computed and that may materially affect the value of the security. Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Each Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities trading on a foreign exchange on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time.

Valuing securities using fair value methodologies involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund, when using fair value methods to price securities, may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Because some foreign markets are open on days when the Funds do not price their shares, the value of a Fund’s holdings could change at a time when you are not able to buy or sell Fund shares. In addition, trading in some of the foreign securities held by a Fund may not occur on days when the Funds are open for business.

PURCHASE OF SHARES

Fund shares are offered on a continuous basis and when purchased directly from the Funds are sold without any sales charges. Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses.

The minimum initial investment in Investor Shares of a Fund is $2,500 ($2,000 for Individual Retirement Accounts (“IRAs”), or automatic investment plans). The minimum additional investment for direct investors in each Fund’s Investor Shares is $100. Investor Shares are subject to a shareholder service fee. You may purchase shares directly from the Funds as specified below. You may also purchase shares if you are a client of a broker or other financial institution that has made contractual arrangements to offer Fund shares (an “Intermediary”).

The minimum initial investment in Institutional Shares of a Fund is $1,000,000. Institutional Shares are offered only to those investors who invest in a Fund through an Intermediary or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. There is no minimum amount for additional investments in Institutional Shares. Unlike Investor Shares, Institutional Shares are not subject to a shareholder service fee.

Your Intermediary may impose higher investment minimums. The Funds, in their sole discretion, may waive the minimum initial investment to establish certain accounts.

If you are investing in the Fund through an Intermediary or through a retirement plan, you generally may buy and sell shares and complete other transactions only through the Intermediary or retirement plan’s account. The policies and fees charged by an Intermediary may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

MID CAP VALUE FUND IS CLOSED TO NEW INVESTORS

The Adviser monitors the total assets of each Fund and may recommend to the Board of Trustees of the Funds that a Fund be closed to new investors due to concerns that an increase in the asset size of the Fund may adversely affect the Fund’s ability to achieve its investment objective. Accordingly, pursuant to the Adviser’s recommendation and the Board’s approval, the Mid Cap Value Fund is currently closed to new investors. Shares of the Mid Cap Value Fund are only being offered to:

(i)	persons who hold shares of the Mid Cap Value Fund directly or through accounts maintained by Intermediaries pursuant to arrangements with the Adviser;

(ii)	persons who are advisory clients of the Adviser;

(iii)	persons who are clients of consultants or Intermediaries designated by the Adviser; and

(iv)	trustees of the Funds, directors, officers and employees of the Adviser, and their respective spouses, parents and children.

PURCHASE OF SHARES FROM THE FUNDS

By Mail. You may purchase shares by sending a check drawn on a U.S. bank payable to the CRM Funds, indicating the name of the Fund, along with a completed application (provided with this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular Mail:	Overnight Mail:

CRM Funds	CRM Funds
c/o PNC Global Investment Servicing Inc.	c/o PNC Global Investment Servicing Inc.
P.O. Box 9812	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

By Wire. You may purchase shares by wiring federal funds immediately available. Please call PFPC Trust Company at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Please note, that on or about June 7, 2010, PFPC Trust Company will be renamed PNC Trust Company. Once you have an account number, you should instruct your bank to wire funds to:

PFPC Trust Company

c/o PNC Bank

Philadelphia, PA

ABA #031-0000-53

DDA #86-1282-2896

Attention: CRM Funds

[YOUR NAME]

[YOUR FUND ACCOUNT NUMBER]

If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above.

ADDITIONAL INFORMATION REGARDING PURCHASES

You must submit your purchase order by the close of regular trading on the Exchange on any Business Day to purchase shares at that day’s NAV. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

The Funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The Funds will not accept third party checks.

Federal Law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

If you place an order to an Intermediary, it is the responsibility of the Intermediary, rather than the Fund, to transmit your order for the purchase of shares to the Fund’s transfer agent. The Intermediary may impose an earlier deadline for submitting your purchase order. Please consult your Intermediary for additional information.

For information on other ways to purchase shares, including through an IRA, or an automatic investment plan, please refer to the SAI.

REDEMPTION OF SHARES

You may sell your shares on any Business Day. Redemption requests received by an Intermediary or the Funds’ transfer agent in good order before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading on that day. Redemption requests received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day. The Global Opportunity Fund and International Opportunity Fund may impose a fee when Fund shares are redeemed, as described below under “Redemption Fee”. In addition, an Intermediary may impose a fee upon redemptions of Fund shares. Please consult your Intermediary. It is the responsibility of each Intermediary to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis.

To be in “good order” a redemption request must include:

•	Your account number;

•	The amount of the transaction (in dollars or shares);

•	Signatures of all owners exactly as registered on the account (for requests by mail);

•	Signature guarantees, for mail requests only; and

•	Any supporting legal documentation that may be required.

Redemption checks are normally mailed on the next Business Day following receipt by the Funds’ transfer agent of redemption instructions in good order, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the next Business Day following receipt by the Funds’ transfer agent of redemption instructions in good order, but never later than 7 days following such receipt.

If you purchased your shares through an account with an Intermediary, you should contact the Intermediary for information relating to redemptions.

REDEMPTION FEE

Generally, if you sell or exchange your shares of Global Opportunity Fund or International Opportunity Fund within 30 days or less after the purchase date, you will be charged a redemption fee of 1.50% of the total redemption amount which is payable to the Fund.

If you acquired shares on different days, the “first in, first out” (FIFO) method is used to determine the holding period. This means that the shares you hold the longest will be redeemed first for purposes of determining whether the redemption fee applies. The fees are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The redemption fee is not imposed on the following:

•	Shares acquired as a result of reinvestment of dividends or distributions;

•	Shares redeemed or exchanged by omnibus accounts maintained by intermediaries that are unable or unwilling to process the redemption fee;

•	Shares redeemed or exchanged through certain qualified retirement plans that are unable or unwilling to process the redemption fee;

•	Shares redeemed following the death of a shareholder;

•	Shares redeemed on the initiation of a Fund (e.g., for failure to meet account minimums);

•	Shares transferred from one class to another class of the same Fund; or

•	Shares redeemed as a result of any changes in account registration.

REDEMPTION OF SHARES FROM THE FUNDS

By Mail. If you redeem your shares by mail, you should submit written instructions with a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account number, your printed name and your signature and should be mailed with your signature guarantee to:

Regular Mail:	Overnight Mail:

CRM Funds	CRM Funds
c/o PNC Global Investment Servicing Inc.	c/o PNC Global Investment Servicing Inc.
P.O. Box 9812	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

By Telephone. In order to be eligible to redeem shares by telephone, you must check the appropriate box on the Funds’ application form. To redeem shares by telephone, please call PNC Global Investment Servicing at

(800) CRM-2883 for instructions. A telephone request to sell shares must be received prior to the close of the Exchange. If you telephone your request to the Funds’ transfer agent after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary. The Funds will employ reasonable procedures to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. Neither the Funds nor their transfer agent will be responsible if they act on telephone instructions they reasonably believe to be genuine.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Redemption proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund’s shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it has reasonable grounds to believe that the check has been collected.

Small Accounts. If the value of your investment in a Fund falls below $2,500 for Investor Share accounts ($2,000 for IRAs or automatic investment plans) or $1,000,000 for Institutional Share accounts, a Fund may ask you to increase your balance. If the account value is still below $2,500 for Investor Share accounts ($2,000 for IRAs or automatic investment plans) or $1,000,000 for Institutional Share accounts after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below $2,500 for Investor Share accounts or $1,000,000 for Institutional Share accounts solely as a result of a reduction in your account’s market value.

Redemptions in Kind. The Funds reserve the right to make redemptions “in kind”—payments of redemption proceeds in portfolio securities rather than cash—if the amount redeemed is large enough to affect a Fund’s operations (for example, if it represents more than 1% of a Fund’s assets).

EXCHANGE OF SHARES

You may exchange all or a portion of shares in a CRM Fund for shares of the same class of another CRM Fund. You may also exchange all or a portion of your Investor Shares of a CRM Fund for Institutional Shares in the same CRM Fund, subject to meeting the minimum investment requirements for Institutional Shares. The Funds reserve the right to reject any exchange request at any time and for any reason, without prior written notice.

Exchange requests received by an Intermediary or the Funds’ transfer agent in good order before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading on that day. Exchange requests received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund and share class into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder’s account of less than $2,500 for Investor Share accounts ($2,000 for IRAs or automatic investment plans) or $1,000,000 for Institutional Share accounts. See “Taxes” for a discussion of the tax effect of an exchange of shares for shares of the same class of another CRM Fund. An exchange of Investor Shares for Institutional Shares in the same Fund will not result in the recognition of gain or loss for federal income tax purposes.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with an Intermediary, contact the Intermediary. Generally, all written requests must be signed by all owners and must include any required signature. The Funds may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Investor Shares or Institutional Shares to be acquired through an exchange may be legally made.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading can (i) force a Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. The Global Opportunity Fund and the International Opportunity Fund may be more susceptible to market timing by investors seeking to take advantage of time zone arbitrage opportunities when events affecting the value of the Fund’s portfolio occur after the close of the overseas markets but prior to the close of the U.S. market and the calculation of the Fund’s NAV. Frequent traders using arbitrage strategies can profit at the expense of long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Funds.

The Board of Trustees of the Funds has approved a redemption fee with respect to the Global Opportunity Fund and the International Opportunity Fund to discourage these Funds from being used as vehicles for frequent short-term shareholder trading. Each Fund will deduct a redemption fee of 1.50% from any redemption or exchange proceeds if you sell or exchange shares after holding them less than 30 days. The Board of Trustees of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds’ policy is intended to discourage excessive trading in a Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Funds may consider an investor’s trading history in any of the Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and may consider trading activity in multiple accounts under common ownership, control or influence.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. The Adviser will seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

The Funds’ policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders, whether an individual account or omnibus accounts maintained by Intermediaries, in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. The Funds or the Distributor, in accordance with applicable law, enter into agreements with Intermediaries requiring the Intermediaries to provide certain information to help identify excessive trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. Nonetheless, the Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the Intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Fund. Dividends and distributions, if any, are generally declared and paid to you annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

Federal Income Taxes. As long as a Fund meets the requirements for treatment as a “regulated investment company,” it pays no Federal income tax on the earnings and gains it distributes to shareholders. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions it pays that year.

You will normally have to pay Federal income taxes, and any state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of a Fund’s net capital gain are taxable to you as long-term capital gain, when designated by the Fund as capital gain dividends, regardless of the length of time you have held your shares. Long-term capital gains rates applicable to most individuals are 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010. For taxable years beginning on or before December 31, 2010, certain distributions of ordinary dividends to a non-corporate shareholder of a Fund may qualify as “qualified dividend income,” provided that they are so designated by that Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at long-term capital gain rates to the extent derived from “qualified dividend income” of the Fund. “Qualified dividend income” generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations will be “qualified dividend income” if that stock is readily tradable on an established U.S. securities market. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. A portion of dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

You should be aware that if you purchase Fund shares shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is a taxable event for you if you redeem, sell or exchange shares of a Fund. Depending on the initial purchase price of the shares being redeemed, sold or exchanged and the sale price of the shares you redeem or sell, or the value of shares you receive in an exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

If you are neither a citizen nor a resident of the United States, a Fund in which you invest will withhold U.S. Federal income tax at the rate of 30% (or lower applicable treaty rate) on taxable dividends and certain other payments (but not including distributions of net capital gains). For Fund taxable years beginning before 2010, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.

Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends (including capital gain dividends) redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including any non-corporate shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

State and Local Income Taxes. You should consult your tax advisor concerning the state and local tax consequences of an investment in a Fund, which may be different from those under Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the SAI.

You should consult your own independent tax advisor and seek advice based on your particular circumstances as to the specific consequences under Federal tax law, and under other tax laws, such as foreign, state or local tax laws, of an investment in a Fund, which are not addressed here.

DISTRIBUTION ARRANGEMENTS

PFPC Distributors, Inc. (the “Distributor”) manages the Funds’ distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with Intermediaries to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES—INVESTOR SHARES

The Board of Trustees has adopted a shareholder service plan authorizing Investor Shares of each Fund to pay shareholder service providers an annual fee not exceeding 0.25% of the Fund’s average daily net assets of its Investor Shares, to compensate shareholder service providers who maintain a service relationship with shareholders of the Fund’s Investor Shares. Service activities provided by service providers under this plan include (a) answering shareholder inquiries, (b) assisting in designating and changing dividend options, account designations and addresses, (c) establishing and maintaining shareholder accounts and records, (d) assisting in processing Fund share purchase, exchange and redemption transactions, (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder’s account balances, (i) furnishing on behalf of the Funds’ distributor periodic statements and confirmations of all purchases, exchanges, and redemptions of Fund shares, (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders, (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders, (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares, (m) completing all customer identification procedures in relation to the shareholders under the Funds’ anti-money laundering program, (n) providing to shareholders all privacy notices, and (o) providing other services requested by shareholders of Investor Shares. The Adviser may provide services to some holders of Investor Shares and receive the applicable shareholder service fee or may remit all or a portion of shareholder service fees to an Intermediary.

SUB-TRANSFER AGENT FEES—INSTITUTIONAL SHARES

Institutional Shares of each Fund are sold through certain Intermediaries that provide accounting, recordkeeping and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these Intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Fund’s agent, remits these payments to the Intermediaries. In some cases, where the sub-transfer agency fees of an Intermediary are greater than the amounts paid to CRM by the Funds for that Intermediary, CRM may pay the balance of those fees itself.

ADDITIONAL PAYMENTS

The Adviser may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of shares of the Funds and/or shareholder service. These payments (“Additional Payments”) would be in addition to the payments by the Funds described in this Prospectus for shareholder servicing or sub-transfer agent and recordkeeping services. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Please contact your Intermediary for information regarding any additional payments they may receive.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five fiscal years or since inception, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young, LLP, the Fund’s independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in the CRM Funds’ Annual Report, which is available upon request.

	For the Years Ended June 30,
	2009	2008	2007	2006(1)	2005(1)
SMALL CAP VALUE FUND—Investor Shares
Net Asset Value—Beginning of Year	$18.80	$27.78	$26.56	$26.41	$26.34

Investment operations:
Net investment income (loss)(2)	0.03	0.05	(0.02)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	(3.94)	(5.10)	5.06	3.73	2.53

Total from investment operations	(3.91)	(5.05)	5.04	3.67	2.43

Distributions to shareholders:
From net investment income	(0.03)	(0.05)	(0.03)	—	—
From net realized gains on investments	—	(3.88)	(3.79)	(3.52)	(2.36)
Return of capital	(0.04)	—	—	—	—

Total distributions to shareholders	(0.07)	(3.93)	(3.82)	(3.52)	(2.36)

Net Asset Value—End of Year	$14.82	$18.80	$27.78	$26.56	$26.41

Total Return	(20.79)%	(18.71)%	20.47%	14.27%	9.46%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.11%	1.11%	1.12%	1.14%	1.22	%(3)
Net investment income (loss)	0.22%	0.20%	(0.08)%	(0.23)%	(0.40	)%(3)
Portfolio turnover rate	87%	79%	84%	80%	84	%(3)
Net Assets at the end of year (000’s omitted)	$120,445	$168,055	$245,746	$294,362	$273,817

(1)	Effective September 30, 2005, the Fund received all of the assets and liabilities of the identically named corresponding series of WT Mutual Fund (the “Predecessor Fund”). The financial highlights for the periods prior to September 30, 2005 reflect the performance of the Predecessor Fund.
(2)	The net investment income (loss) per share was calculated using the average shares outstanding method.
(3)	For the period prior to July 1, 2005, the Predecessor Fund operated as a feeder fund in a master-feeder structure. The ratios to average net assets include expenses allocated to the Predecessor Fund from the master fund, WT Investment Trust I—Small Cap Value Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series.

	For the Years Ended June 30,
	2009	2008	2007	2006(1)	2005(1)
SMALL CAP VALUE FUND—Institutional Shares
Net Asset Value—Beginning of Year	$19.78	$29.00	$27.58	$27.23	$27.03

Investment operations:
Net investment income (loss)(2)	0.07	0.11	0.04	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	(4.16)	(5.33)	5.28	3.86	2.60

Total from investment operations	(4.09)	(5.22)	5.32	3.87	2.56

Distributions to shareholders:
From net investment income	(0.07)	(0.12)	(0.11)	—	—
From net realized gains on investments	—	(3.88)	(3.79)	(3.52)	(2.36)
Return of capital	(0.04)	—	—	—	—

Total distributions to shareholders	(0.11)	(4.00)	(3.90)	(3.52)	(2.36)

Net Asset Value—End of Year	$15.58	$19.78	$29.00	$27.58	$27.23

Total Return	(20.61)%	(18.50)%	20.75%	14.60%	9.71%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.86%	0.86%	0.87%	0.89%	0.97	%(3)
Net investment income (loss)	0.45%	0.46%	0.16%	0.02%	(0.15	)%(3)
Portfolio turnover rate	87%	79%	84%	80%	84	%(3)
Net Assets at the end of year (000’s omitted)	$353,657	$393,983	$616,494	$529,694	$458,596

(1)	Effective September 30, 2005, the Fund received all of the assets and liabilities of the identically named corresponding series of WT Mutual Fund (the “Predecessor Fund”). The financial highlights for the periods prior to September 30, 2005 reflect the performance of the Predecessor Fund.
(2)	The net investment income (loss) per share was calculated using the average shares outstanding method.
(3)	For the period prior to July 1, 2005, the Predecessor Fund operated as a feeder fund in a master-feeder structure. The ratios to average net assets include expenses allocated to the Predecessor Fund from the master fund, WT Investment Trust I—Small Cap Value Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series.

	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007	For the Year Ended June 30, 2006(2)	For the Period September 1, 2004(1) through June 30, 2005(2)
SMALL/MID CAP VALUE FUND—Investor Shares
Net Asset Value—Beginning of Period	$12.98	$15.87	$13.00	$11.57	$10.00

Investment operations:
Net investment income (loss)(3)	0.04	0.05	(0.06)	(0.05)	0.12
Net realized and unrealized gain (loss) on investments	(2.91)	(2.02)	3.78	1.59	1.45

Total from investment operations	(2.87)	(1.97)	3.72	1.54	1.57

Distributions to shareholders:
From net investment income	(0.05)	(0.01)	—	(0.01)	—
From net realized gains on investments	—	(0.91)	(0.85)	(0.10)	—

Total distributions to shareholders	(0.05)	(0.92)	(0.85)	(0.11)	—

Net Asset Value—End of Period	$10.06	$12.98	$15.87	$13.00	$11.57

Total Return	(22.08)%	(12.67)%	29.55%	13.33%	15.70	%(4)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/ waiver	1.18%	1.23%	1.42%	1.47%	1.50	%(5,6)
Expenses, excluding reimbursement/ waiver	1.18%	1.23%	1.44%	1.48%	2.59	%(5,6)
Net investment income (loss), including reimbursement /waiver	0.41%	0.33%	(0.41)%	(0.38)%	1.28	%(5,6)
Portfolio turnover rate	110%	78%	94%	109%	71	%(4,6)
Net Assets at the end of period (000’s omitted)	$50,498	$84,201	$37,191	$25,926	$25,566

(1)	Inception of Investor Share class.
(2)	Effective September 30, 2005, the Fund received all of the assets and liabilities of the identically named corresponding series of WT Mutual Fund (the “Predecessor Fund”). The financial highlights for the periods prior to September 30, 2005 reflect the performance of the Predecessor Fund.
(3)	The net investment income (loss) per share was calculated using the average shares outstanding method.
(4)	Not annualized.
(5)	Annualized.
(6)	For the period prior to July 1, 2005, the Predecessor Fund operated as a feeder fund in a master-feeder structure. The ratios to average net assets include expenses allocated to the Predecessor Fund from the master fund, WT Investment Trust I—Small/Mid Cap Value Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series.

	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007	For the Year Ended June 30, 2006(2)	For the Period September 1, 2004(1) through June 30, 2005(2)
SMALL/MID CAP VALUE FUND—Institutional Shares
Net Asset Value—Beginning of Period	$13.07	$15.96	$13.05	$11.60	$10.00

Investment operations:
Net investment income (loss)(3)	0.06	0.07	(0.02)	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	(2.92)	(2.02)	3.78	1.59	1.56

Total from investment operations	(2.86)	(1.95)	3.76	1.58	1.60

Distributions to shareholders:
From net investment income	(0.08)	(0.03)	—	(0.03)	—
From net realized gains on investments	—	(0.91)	(0.85)	(0.10)	—

Total distributions to shareholders	(0.08)	(0.94)	(0.85)	(0.13)	—

Net Asset Value—End of Period	$10.13	$13.07	$15.96	$13.05	$11.60

Total Return	(21.86)%	(12.48)%	29.75%	13.67%	16.00	%(4)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/ waiver	0.93%	0.99%	1.19%	1.22%	1.25	%(5,6)
Expenses, excluding reimbursement/ waiver	0.93%	0.99%	1.22%	1.22%	3.22	%(5,6)
Net investment income (loss), including reimbursement /waiver	0.55%	0.53%	(0.18)%	(0.12)%	0.58	%(5,6)
Portfolio turnover rate	110%	78%	94%	109%	71	%(4,6)
Net Assets at the end of period (000’s omitted)	$251,206	$197,237	$53,955	$35,476	$6,584

(1)	Inception of Institutional Share class.
(2)	Effective September 30, 2005, the Fund received all of the assets and liabilities of the identically named corresponding series of WT Mutual Fund (the “Predecessor Fund”). The financial highlights for the periods prior to September 30, 2005 reflect the performance of the Predecessor Fund.
(3)	The net investment income (loss) per share was calculated using the average shares outstanding method.
(4)	Not annualized.
(5)	Annualized.
(6)	For the period prior to July 1, 2005, the Predecessor Fund operated as a feeder fund in a master-feeder structure. The ratios to average net assets include expenses allocated to the Predecessor Fund from the master fund, WT Investment Trust I—Small/Mid Cap Value Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series.

	For the Years Ended June 30,
	2009	2008	2007	2006(1)	2005(1)
MID CAP VALUE FUND—Investor Shares
Net Asset Value—Beginning of Year	$26.70	$33.18	$28.07	$26.08	$23.73

Investment operations:
Net investment income(2)	0.15	0.21	0.15	0.10	0.33
Net realized and unrealized gain (loss) on investments	(6.43)	(3.49)	6.76	2.86	3.17

Total from investment operations	(6.28)	(3.28)	6.91	2.96	3.50

Distributions to shareholders:
From net investment income	(0.24)	(0.17)	(0.14)	(0.17)	(0.09)
From net realized gains on investments	—	(3.03)	(1.66)	(0.80)	(1.06)

Total distributions to shareholders	(0.24)	(3.20)	(1.80)	(0.97)	(1.15)

Net Asset Value—End of Year	$20.18	$26.70	$33.18	$28.07	$26.08

Total Return	(23.45)%	(10.49)%	25.41%	11.55%	14.90%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/ waiver	1.09%	1.02%	1.04%	1.08%	1.20	%(3)
Expenses, excluding reimbursement/ waiver	1.09%	1.02%	1.04%	1.08%	1.20	%(3)
Net investment income, including reimbursement/waiver	0.71%	0.70%	0.48%	0.38%	1.31	%(3)
Portfolio turnover rate	113%	73%	92%	110%	112	%(3)
Net Assets at the end of year (000’s omitted)	$1,357,876	$1,603,987	$1,716,638	$1,136,565	$632,006

(1)	Effective September 30, 2005, the Fund received all of the assets and liabilities of the identically named corresponding series of WT Mutual Fund (the “Predecessor Fund”). The financial highlights for the periods prior to September 30, 2005 reflect the performance of the Predecessor Fund.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	For the period prior to July 1, 2005, the Predecessor Fund operated as a feeder fund in a master-feeder structure. The ratios to average net assets include expenses allocated to the Predecessor Fund from the master fund, WT Investment Trust I—Mid Cap Value Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series.

	For the Years Ended June 30,
	2009	2008	2007	2006(1)	2005(1)
MID CAP VALUE FUND—Institutional Shares
Net Asset Value—Beginning of Year	$27.16	$33.69	$28.47	$26.43	$23.97

Investment operations:
Net investment income(2)	0.20	0.28	0.22	0.17	0.37
Net realized and unrealized gain (loss) on investments	(6.57)	(3.54)	6.86	2.90	3.24

Total from investment operations	(6.37)	(3.26)	7.08	3.07	3.61

Distributions to shareholders:
From net investment income	(0.28)	(0.24)	(0.20)	(0.23)	(0.09)
From net realized gains on investments	—	(3.03)	(1.66)	(0.80)	(1.06)

Total distributions to shareholders	(0.28)	(3.27)	(1.86)	(1.03)	(1.15)

Net Asset Value—End of Year	$20.51	$27.16	$33.69	$28.47	$26.43

Total Return	(23.34)%	(10.29)%	25.69%	11.82%	15.22%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/ waiver	0.84%	0.81%	0.82%	0.83%	0.95	%(3)
Expenses, excluding reimbursement/ waiver	0.84%	0.81%	0.82%	0.83%	0.95	%(3)
Net investment income, including reimbursement/waiver	0.93%	0.92%	0.71%	0.63%	1.56	%(3)
Portfolio turnover rate	113%	73%	92%	110%	112	%(3)
Net Assets at the end of year (000’s omitted)	$1,647,117	$2,648,360	$2,613,797	$1,768,982	$1,028,600

(1)	Effective September 30, 2005, the Fund received all of the assets and liabilities of the identically named corresponding series of WT Mutual Fund (the “Predecessor Fund”). The financial highlights for the periods prior to September 30, 2005 reflect the performance of the Predecessor Fund.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	For the period prior to July 1, 2005, the Predecessor Fund operated as a feeder fund in a master-feeder structure. The ratios to average net assets include expenses allocated to the Predecessor Fund from the master fund, WT Investment Trust I—Mid Cap Value Series (the “Series”), and the portfolio turnover reflects the investment activity of the Series.

	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007	For the Period December 1, 2005(1) through June 30, 2006
LARGE CAP OPPORTUNITY FUND—Investor Shares
Net Asset Value—Beginning of Period	$10.56	$12.68	$10.48	$10.00

Investment operations:
Net investment income(2)	0.07	0.04	0.02	—
Net realized and unrealized gain (loss) on investments	(2.54)	(1.41)	2.27	0.48

Total from investment operations	(2.47)	(1.37)	2.29	0.48

Distributions to shareholders:
From net investment income	(0.04)	(0.02)	(0.01)	—
From net realized gains on investments	—	(0.73)	(0.08)	—

Total distributions to shareholders	(0.04)	(0.75)	(0.09)	—

Net Asset Value—End of Period	$8.05	$10.56	$12.68	$10.48

Total Return	(23.40)%	(11.27)%	21.95%	4.80	%(3)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/ waiver	1.34%	1.40%	1.47%	1.50	%(4)
Expenses, excluding reimbursement/ waiver	1.44%	1.57%	1.80%	6.26	%(4)
Net investment income, including reimbursement/ waiver	0.83%	0.31%	0.15%	0.03	%(4)
Portfolio turnover rate	147%	128%	119%	101	%(3)
Net Assets at the end of period (000’s omitted)	$18,863	$21,545	$25,852	$2,243

(1)	Inception of Investor Share class.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007	For the Period December 1, 2005(1) through June 30, 2006
LARGE CAP OPPORTUNITY FUND—Institutional Shares
Net Asset Value—Beginning of Period	$10.59	$12.71	$10.50	$10.00

Investment operations:
Net investment income(2)	0.09	0.07	0.05	0.02
Net realized and unrealized gain (loss) on investments	(2.55)	(1.41)	2.26	0.48

Total from investment operations	(2.46)	(1.34)	2.31	0.50

Distributions to shareholders:
From net investment income	(0.06)	(0.05)	(0.02)	—
From net realized gains on investments	—	(0.73)	(0.08)	—

Total distributions to shareholders	(0.06)	(0.78)	(0.10)	—

Net Asset Value—End of Period	$8.07	$10.59	$12.71	$10.50

Total Return	(23.17)%	(11.03)%	22.13%	5.00	%(3)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/ waiver	1.09%	1.15%	1.21%	1.25	%(4)
Expenses, excluding reimbursement/ waiver	1.19%	1.32%	1.55%	4.88	%(4)
Net investment income, including reimbursement/ waiver	1.15%	0.56%	0.42%	0.31	%(4)
Portfolio turnover rate	147%	128%	119%	107	%(3)
Net Assets at the end of period (000’s omitted)	$39,165	$23,567	$26,588	$7,880

(1)	Inception of Institutional Share class.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Period October 24, 2006(1) through June 30, 2007
ALL CAP VALUE FUND—Investor Shares
Net Asset Value—Beginning of Period	$9.62	$11.40	$10.00

Investment operations:
Net investment income (loss)(2)	0.01	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(2.26)	(1.57)	1.43

Total from investment operations	(2.25)	(1.56)	1.42

Distributions to shareholders:
From net investment income	—	— (3)	(0.01)
From net realized gains on investments	—	(0.22)	(0.01)

Total distributions to shareholders	—	(0.22)	(0.02)

Net Asset Value—End of Period	$7.37	$9.62	$11.40

Total Return	(23.39)%	(13.76)%	14.21	%(4)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	1.50%	1.50%	1.50	%(5)
Expenses, excluding reimbursement/waiver	3.00%	3.95%	6.13	%(5)
Net investment income (loss), including reimbursement/ waiver	0.12%	0.10%	(0.07	)%(5)
Portfolio turnover rate	121%	90%	54	%(4)
Net Assets at the end of period (000’s omitted)	$4,679	$5,714	$4,322

(1)	Inception of Investor Share class.
(2)	The net investment income (loss) per share was calculated using the average shares outstanding method.
(3)	Amount represents less than $0.005.
(4)	Not annualized.
(5)	Annualized.

	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Period October 24, 2006(1) through June 30, 2007
ALL CAP VALUE FUND—Institutional Shares
Net Asset Value—Beginning of Period	$9.64	$11.42	$10.00

Investment operations:
Net investment income(2)	0.03	0.04	0.01
Net realized and unrealized gain (loss) on investments	(2.27)	(1.58)	1.44

Total from investment operations	(2.24)	(1.54)	1.45

Distributions to shareholders:
From net investment income	(0.02)	(0.02)	(0.02)
From net realized gains on investments	—	(0.22)	(0.01)

Total distributions to shareholders	(0.02)	(0.24)	(0.03)

Net Asset Value—End of Period	$7.38	$9.64	$11.42

Total Return	(23.18)%	(13.57)%	14.46	%(3)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	1.25%	1.25%	1.25	%(4)
Expenses, excluding reimbursement/waiver	2.77%	3.76%	5.84	%(4)
Net investment income, including reimbursement/waiver	0.43%	0.35%	0.14	%(4)
Portfolio turnover rate	121%	90%	54	%(3)
Net Assets at the end of period (000’s omitted)	$3,695	$2,400	$2,508

(1)	Inception of Institutional Share class.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

	For the Year Ended June 30, 2009		For the Period December 31, 2007(1) through June 30, 2008
130/30 VALUE FUND—Investor Shares
Net Asset Value—Beginning of Period	$9.17		$10.00

Investment operations:
Net investment loss(2)	—	(3)	(0.01)
Net realized and unrealized loss on investments	(2.17)		(0.82)

Total from investment operations	(2.17)		(0.83)

Net Asset Value—End of Period	$7.00		$9.17

Total Return	(23.66)%		(8.30	)%(4)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	2.36%		2.82	%(5)
Expenses, including reimbursement/waiver (excluding interest expense)	2.00%		2.00	%(5)
Expenses, excluding reimbursement/waiver	4.01%		5.34	%(5)
Net investment loss, including reimbursement/waiver	—	%(6)	(0.26	)%(5)
Portfolio turnover rate	192%		72	%(4)
Net Assets at the end of period (000’s omitted)	$2,465		$3,837

(1)	Inception of Investor Share class.
(2)	The net investment loss per share was calculated using the average shares outstanding method.
(3)	Amount represents less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Amount represents less than 0.005%.

	For the Year Ended June 30, 2009	For the Period December 31, 2007(1) through June 30, 2008
130/30 VALUE FUND—Institutional Shares
Net Asset Value—Beginning of Period	$9.18	$10.00

Investment operations:
Net investment income(2)	0.02	—	(3)
Net realized and unrealized loss on investments	(2.18)	(0.82)

Total from investment operations	(2.16)	(0.82)

Net Asset Value—End of Period	$7.02	$9.18

Total Return	(23.53)%	(8.20	)%(4)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	2.11%	2.60	%(5)
Expenses, including reimbursement/waiver (excluding interest expense)	1.75%	1.75	%(5)
Expenses, excluding reimbursement/waiver	3.80%	5.11	%(5)
Net investment income (loss), including reimbursement/waiver	0.24%	—	%(5,6)
Portfolio turnover rate	192%	72	%(4)
Net Assets at the end of period (000’s omitted)	$4,084	$5,954

(1)	Inception of Institutional Share class.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	Amount represents less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Amount represents less than 0.005%.

	For the Period December 31, 2008(1) through June 30, 2009
GLOBAL OPPORTUNITY FUND—Investor Shares
Net Asset Value—Beginning of Period	$10.00

Investment operations:
Net investment income(2)	0.06
Net realized and unrealized gain on investments and foreign currency	1.62

Total from investment operations	1.68

Net Asset Value—End of Period	$11.68

Total Return	16.80	%(3)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	1.50	%(4)
Expenses, excluding reimbursement/waiver	12.69	%(4)
Net investment income, including reimbursement/waiver	1.21	%(4)
Portfolio turnover rate	94	%(3)
Net Assets at the end of period (000’s omitted)	$933

(1)	Inception of Investor Share class.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

	For the Period December 31, 2008(1) through June 30, 2009
GLOBAL OPPORTUNITY FUND—Institutional Shares
Net Asset Value—Beginning of Period	$10.00

Investment operations:
Net investment income(2)	0.07
Net realized and unrealized gain on investments and foreign currency	1.63

Total from investment operations	1.70

Net Asset Value—End of Period	$11.70

Total Return	17.00	%(3)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	1.25	%(4)
Expenses, excluding reimbursement/waiver	12.48	%(4)
Net investment income, including reimbursement/waiver	1.46	%(4)
Portfolio turnover rate	94	%(3)
Net Assets at the end of period (000’s omitted)	$1,374

(1)	Inception of Institutional Share class.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

	For the Period December 31, 2008(1) through June 30, 2009
INTERNATIONAL OPPORTUNITY FUND—Investor Shares
Net Asset Value—Beginning of Period	$10.00

Investment operations:
Net investment income(2)	0.13
Net realized and unrealized gain on investments and foreign currency	1.30

Total from investment operations	1.43

Net Asset Value—End of Period	$11.43

Total Return	14.30	%(3)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	1.50	%(4)
Expenses, excluding reimbursement/waiver	12.88	%(4)
Net investment income, including reimbursement/waiver	2.73	%(4)
Portfolio turnover rate	121	%(3)
Net Assets at the end of period (000’s omitted)	$981

(1)	Inception of Investor Share class.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

	For the Period December 31, 2008(1) through June 30, 2009
INTERNATIONAL OPPORTUNITY FUND—Institutional Shares
Net Asset Value—Beginning of Period	$10.00

Investment operations:
Net investment income(2)	0.15
Net realized and unrealized gain on investments and foreign currency	1.30

Total from investment operations	1.45

Net Asset Value—End of Period	$11.45

Total Return	14.50	%(3)

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including reimbursement/waiver	1.25	%(4)
Expenses, excluding reimbursement/waiver	12.63	%(4)
Net investment income, including reimbursement/waiver	2.98	%(4)
Portfolio turnover rate	121	%(3)
Net Assets at the end of period (000’s omitted)	$2,185

(1)	Inception of Institutional Share class.
(2)	The net investment income per share was calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

THIS PRIVACY POLICY IS BEING DELIVERED WITH THE FUNDS’ PROSPECTUS BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ PROSPECTUS

APPENDIX A

PRIVACY POLICY

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, CRM 130/30 Value Fund, CRM Global Opportunity Fund, and CRM International Opportunity Fund (the “Funds”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refer to the Trust and the Funds. The words “you” and “your” refer to investors and prospective investors in the Funds who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, you will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents will comply with these laws to the extent we are required to do so. In addition, we and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports:

These reports contain performance data and information on the Funds’ holdings and operating results for the Funds’ most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”):

The SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks, and business structure.

The information in the SAI, and the independent registered public accounting firm’s report and financial statements in the Funds’ most recent annual report to shareholders, are incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Funds may be obtained, free of charge, by (i) visiting the Funds’ website at www.crmfunds.com, (ii) calling the Funds at 800-CRM-2883; and (iii) writing to the CRM Funds, c/o PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-800-CRM-2883.

The investment company registration number is 811-21749.

CRM SMALL CAP VALUE FUND

CRM SMALL/MID CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM LARGE CAP OPPORTUNITY FUND

CRM ALL CAP VALUE FUND

CRM 130/30 VALUE FUND

CRM GLOBAL OPPORTUNITY FUND

CRM INTERNATIONAL OPPORTUNITY FUND

CRM Funds

c/o PNC Global Investment

Servicing (U.S.) Inc.

PO Box 9812

Providence, RI 02940

800-CRM-2883

www.crmfunds.com

Filed Pursuant to Rule 497(c)

Registration Nos. 333-123998 and 811-21749

Statement of Additional Information

October 28, 2009

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM Large Cap Opportunity Fund

CRM All Cap Value Fund

CRM 130/30 Value Fund

CRM Global Opportunity Fund

CRM International Opportunity Fund

(Series of CRM Mutual Fund Trust, each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI sets forth information which may be of interest to investors but which is not necessarily included in the Funds’ Prospectus dated October 28, 2009, as supplemented from time to time (the “Prospectus”). This SAI should be read in conjunction with the Prospectus. An investor may obtain copies of the Funds’ Prospectus and this SAI, without charge by (i) visiting the Funds’ website at www.crmfunds.com or (ii) calling 1-800-CRM-2883.

Class	Fund Name	Ticker Symbol
Investor	CRM Small Cap Value Fund	CRMSX
	CRM Small/Mid Cap Value Fund	CRMAX
	CRM Mid Cap Value Fund	CRMMX
	CRM Large Cap Opportunity Fund	CRMGX
	CRM All Cap Value Fund	CRMEX
	CRM 130/30 Value Fund	CRMTX
	CRM Global Opportunity Fund	CRMWX
	CRM International Opportunity Fund	CRMIX
Institutional	CRM Small Cap Value Fund	CRISX
	CRM Small/Mid Cap Value Fund	CRIAX
	CRM Mid Cap Value Fund	CRIMX
	CRM Large Cap Opportunity Fund	CRIGX
	CRM All Cap Value Fund	CRIEX
	CRM 130/30 Value Fund	CRITX
	CRM Global Opportunity Fund	CRIWX
	CRM International Opportunity Fund	CRIIX

i

(continued)

ii

GENERAL INFORMATION

The CRM Global Opportunity Fund (the “Global Opportunity Fund”), the CRM International Opportunity Fund (the “International Opportunity Fund”), the CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM Large Cap Opportunity Fund (“Large Cap Opportunity Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM 130/30 Value Fund (“130/30 Value Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified open-end management investment company. Each Fund is a series of shares of beneficial interest of CRM Mutual Fund Trust (the “Trust”), which was organized as a Delaware statutory trust on March 30, 2005.

Cramer Rosenthal McGlynn, LLC (“CRM” or the “Adviser”) is the investment adviser to each Fund. The Board of Trustees of the Trust (the “Board”) provides broad supervision over the affairs of each Fund. Shares of the Funds are continuously sold by PFPC Distributors, Inc., the Funds’ distributor (the “Distributor”). Shares may be purchased from the Distributor, or from a broker or other financial institution that has made contractual arrangements to offer the Fund (an “Intermediary”).

PRIOR HISTORY

CRM Small Cap Value Fund and CRM Mid Cap Value Fund were initially organized as series of “The CRM Funds,” a separate Delaware statutory trust, and named “Small Cap Value Fund” and “Mid Cap Value Fund,” respectively. Investor Shares of Small Cap Value Fund commenced operations on October 1, 1995. Institutional Shares of Small Cap Value Fund commenced operations on January 27, 1998. Institutional Shares of Mid Cap Value Fund commenced operations on January 6, 1998.

As of November 1, 1999, the Small Cap Value Fund and Mid Cap Value Fund were reorganized as series of “WT Mutual Fund,” a separate Delaware statutory trust, and re-named “CRM Small Cap Value Fund” and “CRM Mid Cap Value Fund.”

Investor shares of “CRM Mid Cap Value Fund” commenced operations on September 20, 2000. Institutional and Investor Shares of a series of WT Mutual Fund named “CRM Small/Mid Cap Value Fund” commenced operations on September 1, 2004.

In connection with a reorganization that occurred on September 30, 2005, each of the Small Cap Value Fund, Small/Mid Cap Value Fund and Mid Cap Value Fund received all of the assets of the identically named corresponding series of WT Mutual Fund.

Institutional and Investor Shares of the Large Cap Opportunity Fund commenced operations on December 1, 2005. Prior to October 26, 2007, Large Cap Opportunity Fund was known as CRM Mid/Large Cap Value Fund.

Institutional and Investor Shares of the All Cap Value Fund, commenced operations on October 24, 2006.

Institutional and Investor Shares of the 130/30 Value Fund commenced operations on December 31, 2007.

Institutional and Investor Shares of the Global Opportunity Fund and the International Opportunity Fund commenced operations on December 31, 2008.

Prior to October 28, 2009, the Large Cap Opportunity Fund and the All Cap Opportunity Fund also offered Advisor Shares.

INVESTMENT OBJECTIVE

As its investment objective, each Fund seeks long-term capital appreciation. The investment objective of each Fund may be changed without the approval of the Fund’s shareholders, but not without written notice thereof to shareholders sixty days prior to implementing the change. If there is a change in a Fund’s investment objective, shareholders of the Fund should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. There can, of course, be no assurance that the investment objective of a Fund will be achieved.

INVESTMENT STRATEGIES AND RISKS

Descriptions in the Prospectus and in this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that CRM, in its discretion, might, but is not required to, use in managing a Fund’s portfolio assets. CRM may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not necessarily for all Funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

3

Restrictions or policies stated as a maximum percentage of a Fund’s assets are applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with a Fund’s restrictions and policies.

The following supplements the information concerning the Funds’ investment strategies and risks contained in the Prospectuses and should only be read in conjunction therewith.

Equity and Equity Related Securities

The equity and equity-related securities in which the Funds may invest include common stocks, preferred stocks, convertible securities, and warrants.

Common Stock. The Funds invest primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stock. Preferred stock offers a stated dividend rate payable from a corporation’s earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities. Dividends on some preferred stock may be “cumulative” if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Convertible Securities. The Funds may invest in convertible securities that are rated, at the time of purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), or with respect to the Global Opportunity Fund and the International Opportunity Fund, rating organizations, such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”), or if unrated, are determined by the adviser to be of comparable quality. See Appendix A, “Description of Ratings.” Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund’s purchase of the security, CRM will determine whether it is in the best interest of a Fund to retain the security.

A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Warrants. Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as the underlying securities into which they may be converted, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. In addition, a warrant ceases to have value if it is not exercised prior to its expiration date.

4

Derivatives

Each Fund, except the 130/30 Value Fund, has adopted a fundamental policy, under which no more than 15% of a Fund’s total assets may be committed or exposed to derivative strategies. For purposes of this 15% investment limitation, derivative strategies include investments in options on securities and securities indices. The 130/30 Value Fund may invest in derivative contracts without limitation.

Swap Agreements. The Global Opportunity Fund and the International Opportunity Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the other party’s creditworthiness and ability to perform, as well as the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

In accordance with Securities and Exchange Commission (“SEC”) staff requirements, each Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Options. Each Fund may purchase and write (sell) options on securities and securities indicies. Except for the Global Opportunity Fund and the International Opportunity Fund, a Fund may purchase and write only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund foregoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Put Options on Securities. The Global Opportunity Fund and International Opportunity Fund may write and purchase put options on securities. A Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, a Fund, in return for the premium, takes the risk that the

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Fund must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Each of the Global Opportunity Fund and International Opportunity Fund generally write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its net asset value (“NAV”) but may also use put options for non-hedging purposes.

Call Options on Securities. The Global Opportunity Fund and the International Opportunity Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds’ total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Each Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Funds will not do). A Fund would purchase a call option to offset a previously written call option. Each Fund may purchase call options for hedging or non-hedging purposes.

General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The Global Opportunity Fund and International Opportunity Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. The Global Opportunity Fund and International Opportunity Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate their respective options position and the associated cover. The Adviser monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the respective Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

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Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, they may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option. A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

The Global Opportunity Fund and International Opportunity Fund may use American-style options and may also purchase and sell European-style options and may purchase and sell options that are traded on foreign exchanges. The assets used as cover (or segregated) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Options on Foreign Currencies. Each of the Global Opportunity Fund and International Opportunity Fund may write and purchase covered call and put options on foreign currencies and may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may purchase put and call options on foreign currencies for non-hedging purposes when the Adviser anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund.

Regulatory Limitations on Certain Futures and Options. If a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are “in-the-money”) may not exceed 5% of the Fund’s net assets.

General Risks of Options, Forward Contracts and Futures. The primary risks in using options, forward contracts and futures are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of the options, forward contracts or futures; (2) possible lack of a liquid secondary market for the options, forward contracts or futures and the resulting inability to close out options, forward contracts or futures when desired; (3) the fact that the skills needed to use options, forward contracts or futures are different from those needed to select a Fund’s securities; (4) the fact that, use of options, forward contracts or futures can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of options, forward contacts or futures. There can be no assurance that a Fund’s use of options, forward contacts or futures will be successful. Additionally, options, forward contracts and futures may not be available with respect to some foreign currencies, especially those of so certain emerging market countries.

A Fund’s use of options, forward contacts or futures may be limited by the provisions of the IRS Code with which it must comply to qualify or continue to qualify as a registered investment company. See “Taxation of the Fund” in this SAI.

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Asset Coverage For Derivative Strategies. Each Fund will comply with guidelines established by the SEC with respect to coverage of derivative strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the derivative contract strategy is outstanding, unless they are replaced with other suitable assets. Consequently, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Debt Securities

Under normal circumstances, each Fund may invest up to 20% of its assets in debt securities that are rated in one of the three highest categories by a NRSRO such as Moody’s or S&P, or if unrated, are determined by CRM to be of comparable quality. Debt securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will decline as a result of changes in market rates of interest). Interest rate risk will generally affect the price of a debt security more if the security has a longer maturity. These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity.

Debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of the debt securities in which the Funds may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Funds’ debt investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

The Global Opportunity Fund and International Opportunity Fund each may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. The recent economic downturn has resulted in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. The Adviser will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to a Fund warrants exposure to the additional level of risk.

Foreign Securities

Each Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. Under normal circumstances, the International Opportunity Fund invests at least 80% of its assets in equity and equity related securities of foreign companies. The Global Opportunity Fund may at any one time invest all or substantially all of its assets in foreign companies. Each of CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund and CRM 130/30 Value Fund may invest in foreign securities that are publicly traded on a U.S. securities market, and each may invest up to 20% of its assets in foreign securities that are traded on non-U.S. or U.S. securities exchanges or in the OTC markets.

Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-government organizations. Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of negotiable certificates of deposit (“CDs”), banker’s acceptances, commercial paper, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets.

Investors should recognize that investing in foreign securities involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in foreign securities may involve risks arising from (i) differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, (ii) changes in currency exchange rates, (iii) high and volatile rates of inflation, (iv) economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and (v) as with domestic multinational corporations, from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. Finally, in the event of a default in any obligations of foreign issuers, it may be more difficult for a Fund to obtain or enforce a judgment against those issuers.

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Other investment risks associated with foreign securities include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the “1940 Act”), limits each Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from ‘securities related activities,’ as defined by the rules thereunder. These provisions may also restrict each Fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit the Funds to maintain their foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be ‘eligible sub-custodians,’ as defined in the 1940 Act, for the Funds, in which event the Funds may be precluded from purchasing securities in certain foreign countries in which they otherwise would invest or which may result in the Funds’ incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Funds may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Funds to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

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Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Depositary Receipts. ADRs as well as other “hybrid” forms of ADRs, including EDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Transactions.

Each of the Global Opportunity Fund and International Opportunity Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). Each of the Global Opportunity Fund and International Opportunity Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities. Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If a Fund chooses to make delivery of the foreign currency, they may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

Use of foreign currency hedging techniques, including “proxy-hedges” cannot protect against exchange rate risks perfectly, and, if the Adviser is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund use proxy-hedging, they may experience losses on both the currency in which they have invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation.

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Using forward contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions and may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Global Opportunity Fund and International Opportunity Fund may also invest in securities denominated in currency baskets which consist of a selected group of currencies.

The Global Opportunity Fund and International Opportunity Fund each may enter into forward contracts for hedging or non-hedging purposes. When either Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. A Fund may also purchase and sell forward contracts for non-hedging purposes when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

Illiquid Securities

Each Fund may invest no more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to CRM, pursuant to guidelines approved by the Board. CRM will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by CRM to the Board.

Restricted Securities

Each Fund is permitted to invest in restricted securities. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration or, with respect to the Global Opportunity Fund and the International Opportunity Fund, securities that are subject to legal restrictions on their sale. Each Fund may invest up to 15% of its net assets in illiquid securities. Restricted securities are generally considered to be illiquid securities, provided that restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined, pursuant to the guidelines established by the Board, by CRM to be liquid are not subject to this limitation. In accordance with the guidelines, CRM will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades.

Securities Lending

Each Fund, except the 130/30 Value Fund, may from time to time lend its portfolio securities to certain broker-dealers or other institutional investors pursuant to agreements that require that the loans be continuously secured by collateral equal to 102% (105% in the case of foreign securities) of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceeds one-third of the value of the Fund’s total assets taken at fair market value. A Fund will earn interest on the investment of the cash collateral. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. If the income earned on the investment of the cash collateral is insufficient to pay these amounts, the Fund may take a loss on the loan. Where the Fund receives securities as collateral, the Fund will earn no income on the collateral, but will earn a fee from the borrower. The Fund may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the fund’s Proxy Voting Policies and Procedures. Lending portfolio securities entails the possible risk of loss to a fund due to the inability of the borrowers to return the securities. There also may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal in connection with its investment of collateral. Either party upon reasonable notice to the other party may terminate any loan.

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Repurchase Agreements

Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. It is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by CRM. When entering into a repurchase agreement, a Fund risks the possibility of a decline in the market value of the underlying securities before reselling the security, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund’s investment limitations.

Short Sales

Each Fund may establish short positions in specific securities or securities indices through short sales or in investments in a variety of derivative instruments. This is a principal investment strategy of the 130/30 Value Fund. A Fund’s use of short sales involves additional investment risks and transaction costs. Short selling is a technique that may be considered speculative and involves risk beyond the amount invested.

A short sale is a transaction in which a Fund sells a security it does not own typically in anticipation of a decline in the market price of that security. To effect a short sale, the Fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the Fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security. Conversely, a short sale will result in a loss if the price of the security sold short increases. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale.

When a Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund is expected to use the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When a Fund does this, it is required to pledge replacement securities as collateral for the broker. The Fund may use securities it owns to meet any such collateral obligations.

Generally, a Fund may not keep, and must return to the lender, any dividends or interest that accrues on the borrowed security during the period of the loan. Depending on the arrangements with a broker or a custodian, the Fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.

In addition, until a Fund closes its short position or replaces the borrowed security, the Fund, pursuant to the 1940 Act, will designate liquid assets it owns (other than short sale proceeds) as segregated assets in an amount at least equal to its obligation to purchase the securities sold short. The amount segregated in this manner will be increased or decreased each business day (called marked-to-the-market) in an amount equal to the changes in the market value of the Fund’s obligation to purchase the security sold short. This may limit the Fund’s investment flexibility as well as its ability to meet redemption requests or other current obligations.

While short sales can be used to further a Fund’s investment objective, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. If a Fund uses short sales at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund’s potential loss from an uncovered short position in an equity security or security index resulting from a short sale is unlimited. A Fund also could experience losses if these investment techniques were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market.

Forward Commitments and When-Issued Securities

The Global Opportunity Fund and International Opportunity Fund may each purchase or sell securities on a forward commitment or when issued basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitment transactions enable a Fund to “lock in” what the Adviser believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities they own on a forward commitment basis to limit their respective exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or

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forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Global Opportunity Fund and International Opportunity Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

When a Fund makes a forward commitment to sell securities they own, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

A Fund may realize capital gains or losses in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that a Fund maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

Investment Company Securities and Exchange Traded Funds

Each Fund may invest in investment company securities, including exchange traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act and related Rules promulgated under the 1940 Act unless an SEC exemption is applicable. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company, (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in investment companies. However, Rule 12d1-1, under the 1940 Act permits a Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, a Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Cash Management

Each Fund may invest in cash and cash equivalents, including high quality money market instruments and money market funds in order to manage cash flow. Certain of these instruments are described below.

Money Market Funds. Each Fund may invest in the securities of money market mutual funds within the limits prescribed by the 1940 Act. See also “Investment Company Securities and Exchange Traded Funds” above.

U.S. Government Obligations. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government may provide support for payment of the interest and principal on these obligations directly or indirectly. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these government-sponsored enterprises in the future.

Commercial Paper. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody’s or if not rated, determined by CRM to be of comparable quality.

Bank Obligations. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers’ acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S.

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branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States. Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

Bankers’ acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

Certificates of Deposit. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

Time Deposits. Time deposits are bank deposits for fixed periods of time.

Borrowing or Leverage

As discussed above, each Fund may establish short positions in specific securities or securities indices through short sales or in investments in a variety of derivative instruments. This is a principal investment strategy of the 130/30 Value Fund. Because short sales involve borrowing securities and then selling them, short sales will effectively leverage a Fund’s assets. Borrowing and other transactions used for leverage may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Leverage thus creates the potential for greater gains, but also greater losses. To repay such obligations, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There are also costs associated with engaging in leverage, and these costs would offset and could eliminate a Fund’s net investment income in any given period. The Funds cannot guarantee that a leveraging strategy will be successful. Short selling also involves credit exposure to brokers that execute the short sale.

In addition, each Fund may borrow for temporary or emergency purposes, including to meet redemption requests. The Funds will not borrow for speculative purposes; provided, however, that the 130/30 Value Fund may borrow to the extent set forth under “Fundamental Investment Restrictions” herein. See “Fundamental Investment Restrictions.” Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on the Fund’s portfolio. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the strategy of the Adviser. Interest on any borrowings will be a Fund expense and will reduce the value of the Fund’s shares.

Line of Credit

Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and Large Cap Opportunity Fund have obtained a line of credit from PNC Bank, N.A. to be used for temporary or emergency purposes, including, without limitation, funding shareholder redemptions that otherwise might require the untimely disposition of securities. An annual commitment fee for the line of credit is borne by such Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Fund at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

Fundamental Investment Restrictions

Except as otherwise provided, each of the Funds has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or redemptions of shares will not be considered a violation of the limitation. None of the Funds have been granted exemptive orders from the SEC under the 1940 Act.

Each of Global Opportunity Fund, International Opportunity Fund, Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund and All Cap Value Fund will not, as a matter of fundamental policy:

1. commit nor expose more than 15% of its total assets to derivative strategies;

2. purchase the securities of any one issuer, if as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) a Fund may invest up to 25% of its total assets without regard to these limitations and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

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3. purchase securities of any issuer if, as a result, more than 25% of a Fund’s total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

4. borrow money, however a Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Fund’s assets;

5. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

6. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

7. purchase or sell real estate. A Fund may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

8. purchase or sell physical commodities. A Fund is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities; and

9. issue senior securities, except to the extent permitted by the 1940 Act, however, each Fund may borrow money subject to its investment limitation on borrowing.

The 130/30 Value Fund will not, as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the Fund may invest up to 25% of its total assets without regard to these limitations and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3. borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate. The Fund may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities. The Fund is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities; and

8. issue senior securities, except to the extent permitted by the 1940 Act, however, the Fund may borrow money subject to its investment limitation on borrowing.

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With respect to the fundamental policy relating to borrowing money set forth in (3) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as shorts and reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period.

The policy in (3) above will be interpreted to permit the 130/30 Value Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

Temporary Defensive Positions

Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the three highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

Portfolio Turnover

The portfolio turnover rate for the Small/Mid Cap Value Fund increased from 78% for the fiscal year ended June 30, 2008 to 110% for the fiscal year ended June 30, 2009 due to, among other things, increase in portfolio re-balancing. The portfolio turnover rate for the Mid Cap Value Fund increased from 73% for the fiscal year ended June 30, 2008 to 113% for the fiscal year ended June 30, 2009 due to, among other things, increase in portfolio re-balancing. The portfolio turnover rate for the All Cap Value Fund increased from 90% for the fiscal year ended June 30, 2008 to 121% for the fiscal year ended June 30, 2009 due to, among other things, increase of activity from growth of capital flows. The portfolio turnover rate for the Large Cap Opportunity Fund increased from 128% for the fiscal year ended June 30, 2008 to 147% for the fiscal year ended June 30, 2009, due to, among other things an increase of activity from growth of capital flows as well as portfolio re-balancing.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy governing disclosure of the Funds’ portfolio holdings (the “Portfolio Holdings Disclosure Policy” or the “Policy”). Non-public information about the portfolio holdings of the Funds cannot be shared with financial consultants, investors and potential investors (whether individual or institutional), or other third parties except in accordance with the Policy. The Policy allows the Funds to disclose to third parties non-public information on their securities positions only as follows:

1. The Funds may release non-public portfolio holdings information in the following circumstances:

(a)	The top ten securities of a Fund, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure of this information via the Funds’ website at least one day prior to the release.

(b)	A Fund’s (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings, and (iii) performance attribution may be released at any time with public disclosure of this information via the Funds’ website at least one day prior to the release.

(c)	A list of securities (that may include Fund holdings together with other securities) being researched or owned by the Funds’ Adviser (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

(d)	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

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2. The Funds may release non-public portfolio holdings information to their custodian, administrator, transfer agent, distributor, sub-custodian, auditors, or legal counsel or to a proxy voting provider, rating agency, or other vendor or service provider as may be necessary or appropriate for these parties to provide services to the Funds, subject to contractual, legal or other confidentiality restrictions prohibiting the recipient from sharing such non-public information with an unauthorized source or trading (including such recipient’s employees) upon the information so provided.

3. The Funds may release non-public information on their securities holdings to any party to the extent required by laws, regulations, exchange rules, self-regulatory organization rules, or court or governmental orders that apply to the Funds or their respective service providers. Prompt notice of any such release shall be provided to the Funds’ Chief Compliance Officer.

4. The Funds may release non-public information on their securities holdings to such other parties and on such other bases as may be approved by both the President and the Chief Compliance Officer of the Funds, provided (a) the President and Chief Compliance Officer of the Fund determine that such disclosures are in the best interest of the Fund’s shareholders, (b) the Board is notified of the disclosure at its next regularly scheduled meeting; (c) the Funds or their service providers have legitimate business purposes for these disclosures; (d) the recipients are subject to a duty of confidentiality, including a duty not to trade, relating to the non-public information released; and (e) no payment is made to any service provider of the Funds in consideration of the release.

The Portfolio Holdings Disclosure Policy is binding upon the officers of the Funds and each of the Funds’ third party service providers, including the Adviser, the Distributor, the custodian, the transfer agent, and the independent registered public accounting firm. The Policy does not require disclosure of information on portfolio holdings and does not limit any disclosures of information on portfolio holdings that has been or is concurrently being disclosed in a publicly available filing with the SEC. The Policy does not restrict the disclosure of portfolio holdings of separate accounts or investment funds (other than the Funds) managed by CRM. The Chief Compliance Officer shall be responsible for resolving any conflicts of interest between the Fund’s shareholders on one hand, and the Fund’s vendors or service providers on the other, provided that the Chief Compliance Officer shall submit any conflict between the Adviser and the Fund’s shareholders to the Board of Trustees for resolution. The Board of Trustees of the Fund shall review the Portfolio Holdings Disclosure Policy on a periodic basis, and receives reports from the Chief Compliance Officer of any material violations of the Policy on a quarterly basis.

The chart below identifies each party that in the normal course of business receives from the Trust non-public portfolio holdings information of the Funds, the frequency at which that information is received, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to such party.

Recipient of Portfolio Information	Frequency of Portfolio Information Received	Time Lag between Date of Information and Disclosure

Cramer Rosenthal McGlynn, LLC (Adviser)	Continuously provided on a daily basis	None

Ernst & Young LLP (Independent registered public accounting firm)	During the annual audit of the Fund’s financial statements and tax reviews	Typically 10 days, but in certain circumstances there could be no time lag

PFPC Trust Company (Custodian)	Daily access to portfolio holdings	None

PNC Global Investment Servicing Inc. (Administrator and Accounting Agent)	Daily access to portfolio holdings	None

RR Donnelley (Printer)	Quarterly	Typically 10 business days

Bingham McCutchen LLP (Counsel)	Quarterly	Typically 30 business days

Independent Trustees	Quarterly	Typically 30 business days

Institutional Shareholder Services (Proxy Voting Provider)	Daily access to portfolio holdings	None

Morningstar (Ratings Agency)	Quarterly	Typically 60 business days

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MANAGEMENT

The Funds are supervised by the Board. The Board is responsible for the general oversight of the Funds, including general supervision and review of the Funds’ investment activities. The Board, in turn, elects the officers who are responsible for administering the Funds’ day-to-day operations.

The trustees including the trustees who are not “interested persons” of the Funds as defined in the 1940 Act (the “Independent Trustees”), and officers of the Funds, their ages, their principal occupations during the past five years, the number of CRM Funds they oversee, and other directorships they hold are set forth below. Unless otherwise noted below, the address of each interested trustee and officer is c/o Cramer Rosenthal McGlynn, LLC, 520 Madison Avenue, 20th Floor, New York, New York 10022, Attention: Carlos Leal.

An asterisk in the table below identifies those trustees and officers who are “interested persons” of the Funds as defined in the 1940 Act. Each trustee and officer of the Funds noted as an interested person is interested by virtue of that individual’s position with CRM, as described in the table below. Each trustee serves during the continued lifetime of the Funds or until he earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor. Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Interested Trustee:

Carlos Leal,* CPA, 43	Trustee, Treasurer and Chief Financial Officer	Since June 2005	Executive Vice President (since 2007), Secretary and Chief Financial Officer, CRM (since 1999); Chief Financial Officer and Secretary, CRM Alternatives, Inc. (investment management) (since 2001); Director and President, CRM U.S. Value Fund, Ltd. and CRM Windridge Fund, Ltd. (investment funds).	8	None

Independent Trustees:

Louis Ferrante, CFA, CPA, 50	Trustee	Since June 2005	Chief Operating Officer of Columbus Nova & Affiliates (private investment firm) (May 2006- December 2007); Private Investor (from January 2005 to April 2006 and August 2007 - present); Vice President and Co-Chief Investment Officer, Citigroup Pension Fund (financial services) (from 1998-2004).	8	None

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Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Louis Klein, Jr., Esq., 74	Trustee	Since June 2005	Self-employed financial consultant since 1991.	8	Trustee, Manville Personal Injury Settlement Trust (since 1991); Trustee, WT Mutual Fund (since June 1999); Trustee WT Investment Trust I (since 2000); WHX Corporation (industrial manufacturer).

Clement C. Moore, II, 65	Trustee	Since June 2005	Managing Partner, Mariemont Holdings (real estate) (since 1980); President, Kenwood Galleria (since 1980).	8	Trustee, WT Mutual Fund (1999-2006); Trustee, WT Investment Trust I (2000-2006).

Officers

Ronald H. McGlynn*, 66	President and Chief Executive Officer	Since June 2005	Chairman, Chief Executive Officer, CRM (Chairman since 2005, CEO since 1998); President and Chief Executive Officer, Cramer, Rosenthal, McGlynn, Inc. (investment management) (since 1996), CRM Investors, Inc. (investment management) (since 1990), and CRM Alternatives, Inc. (investment management) (since 2001); former President, CRM (from 1998-2005).	N/A	N/A

Steven A. Yadegari*, Esq., 36	Secretary, Chief Legal Officer and Chief Compliance Officer	Since August 2005	Senior Vice President (since 2008); Chief Legal Officer and Chief Compliance Officer, CRM (since August 2005); Senior Associate, Kirkpatrick & Lockhart Nicholson Graham, LLP (law firm) (from January 2004 - July 2005); Associate, Proskauer Rose, LLP (law firm) (from September 2002 - January 2004); Senior Counsel, Division of Enforcement, U.S. Securities and Exchange Commission (from February 2000 - September 2002).	N/A	N/A

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The Trust has a standing Trustees Committee. The members of the Trustees Committee are each Independent Trustees. The responsibilities of the Trustee Committee are to:

(1)	perform the specific tasks assigned to Independent Trustees pursuant to the 1940 Act, including annual consideration of the investment management contracts and service plans with respect to the Funds;

(2)	nominate Independent Trustees of the Trust;

(3)	oversee the accounting and financial reporting processes of the Funds and their internal controls over financial reporting, and as the Trustees Committee deems appropriate, inquire into the internal control over financial reporting of the service providers to the Funds;

(4)	oversee the quality and integrity of financial statements of the Funds and the independent audit thereof;

(5)	pre-approve the engagement of the independent registered public accounting firm for the Funds and, in connection therewith, to review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and approve audit and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain other affiliated parties;

(6)	act as a liaison between the independent registered public accounting firm of the Trust and the Board;

(7)	review on a periodic basis the governance structures and procedures of the Funds;

(8)	review proposed resolutions of conflicts of interest that may arise in the business of the Funds, and may have an impact on the investors in the Funds;

(9)	review and consider matters that are reported to the Trustees Committee under the Sarbanes Oxley Code of Ethics of the Trust;

(10)	review matters that are referred to the Trustees Committee by the Chief Legal Officer or other counsel to the Trust pursuant to the SEC Standards of Professional Conduct for Attorneys;

(11)	meet no less frequently than annually with the Chief Compliance Officer of the Trust pursuant to Rule 38a-1 of the 1940 Act and consider any compliance matters referred to the Trustees Committee by the Chief Compliance Officer;

(12)	review and consider the appointment and compensation of the Chief Compliance Officer and any proposal to remove the Chief Compliance Officer; and

(13)	provide general oversight of the Funds on behalf of the Funds’ shareholders.

The Trustees Committee of the Trust met four times during the fiscal year ended June 30, 2009. The Trustees Committee does not have a formal policy for considering nominees for the position of Trustee recommended by the Funds’ shareholders. Nonetheless, the Trustees Committee may on an informal basis consider any investor recommendations of possible Trustees that are received.

The Trust has a standing Valuation Committee. The members of the Valuation Committee are the Treasurer and the Independent Trustees of the Trust. The Committee is responsible for performing the functions assigned to the Committee in the Pricing and Fair Valuation Procedures of the Trust. In addition, the Valuation Committee has the authority to take any other action that the Committee determines to be necessary or convenient in connection with properly determining the value of the assets of the Trust. The Valuation Committee did not meet during the fiscal year ended June 30, 2009.

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The following table shows the Trustees’ aggregate ownership of all of the CRM Funds as of December 31, 2008.

	Dollar Range of Securities Held in the:						Global Opportunity Fund	International Opportunity Fund	Aggregate Dollar Range of Equity Securities in all of the Funds
Name of Trustee	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	Large Cap Opportunity Fund	All Cap Value Fund	130/30 Value Fund
Interested Trustee:
Carlos A. Leal	$10,001- $50,000	$50,001- $100,000	$10,001- $50,000	$50,001- $100,000	$50,001- $100,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	Over $100,000
Independent Trustees:
Louis Ferrante	None	None	Over $100,000	$0- $10,000	None	$0- $10,000	None	None	Over $100,000
Louis Klein, Jr.	None	$50,001- $100,000	None	$50,001- $100,000	None	$50,001- $100,000	None	None	Over $100,000
Clement C. Moore, II	Over $100,000	None	Over $100,000	None	Over $100,000	None	None	None	Over $100,000

As of December 31, 2008, none of the Independent Trustees (or their immediate family members) held an ownership interest in CRM or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

The compensation paid to each Trustee by each Fund and the aggregate compensation paid to each Trustee by all of the CRM Funds for the fiscal year ended June 30, 2009 was:

	Aggregate Compensation from the						Global Opportunity Fund(4)	International Opportunity Fund(4)	Pension or Retirement Benefits Accrued as Part of the Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Fund Complex(3)
	Small Cap Value Fund(1)	Small/ Mid Cap Value Fund(1)	Mid Cap Value Fund(1)	Large Cap Opportunity Fund(1)	All Cap Value Fund(1)	130/30 Value Fund(1)
Interested Trustee:
Carlos Leal	None	None	None	None	None	None	None	None	None	None	None
Independent Trustees:
Louis Ferrante	$5,985	$3,022	$40,182	$597	$101	$99	7	7	None	None	$42,500
Louis Klein, Jr.	$5,985	$3,022	$40,182	$597	$101	$99	7	7	None	None	$42,500
Clement C. Moore, II	$5,985	$3,022	$40,182	$597	$101	$99	7	7	None	None	$42,500
Chief Compliance Officer:
Steven A. Yadegari(2)	$8,996	$4,655	$60,092	$922	$155	$146	17	17	None	None	$75,000

(1)

Under a Deferred Compensation Plan adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. Deferred amounts credited to an Independent Trustee’s deferral account are treated as though such amounts have been invested and reinvested in Institutional Shares of one or more of the Funds until such amounts are distributed in accordance with the Plan. As of June 30, 2009, the total amounts in the Independent Trustees’ deferral accounts were: Mr. Klein: $33,866.

(2)

Mr. Yadegari, the Funds’ Chief Compliance Officer, is an employee of CRM. The Funds reimburse CRM for the portion of his salary allocated to his duties as the Funds’ Chief Compliance Officer at the annual rate of $75,000.

(3)	Each Independent Trustee receives aggregate annual compensation in the amount of $50,000 from the Trust.
(4)	The Global Opportunity Fund and the International Opportunity Fund commenced operations on December 31, 2008.

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CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust and CRM have adopted Codes of Ethics (the “Code”). The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among CRM and the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Funds under certain circumstances.

Under the Code of Ethics adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Code of Ethics adopted by CRM, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board reviews reports regarding the Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are publicly available as exhibits to the Trust’s registration statement filed with the SEC.

PROXY VOTING POLICIES

The Board has adopted proxy voting procedures, and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Funds to CRM, subject to the Board’s continuing oversight. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to the Funds. CRM will consider the factors that could affect the value of a Fund’s investment in its determination on a vote.

CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM’s proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for each Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

Finally, CRM’s proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, instances where in a company soliciting proxies is also an advisory client. In such instances, CRM will submit a separate report to the Board indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. CRM’s proxy voting policies and procedures are attached herewith as Appendix B.

Each Fund’s proxy voting record as of June 30, 2009 is available: (i) without charge, upon request by calling 1-800-CRM-2883; and (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 8, 2009, all Trustees and officers as a group owned the following percentages of Investor Shares: 1.77% of CRM Small Cap Value Fund, 1.33% of CRM Small/Mid Cap Value Fund, 7.08% of CRM Large Cap Opportunity Fund, 17.31% of CRM All Cap Value Fund, 1.57% of CRM 130/30 Value Fund, 4.38% of CRM Global Opportunity Fund, and 3.58% of CRM International Opportunity Fund.

As of October 8, 2009, all Trustees and officers as a group owned the following percentage of Institutional Shares: 8.78% of CRM 130/30 Value Fund.

As of October 8, 2009, all Trustees and officers of the Funds owned, individually and as a group, less than 1% of Investor Shares of CRM Mid Cap Value Fund and CRM Large Cap Value Fund.

As of October 8, 2009, all Trustees and officers of the Funds owned, individually and as a group, less than 1% of Institutional Shares of CRM Mid Cap Value Fund, CRM Small/Mid Cap Value Fund and CRM Large Cap Opportunity Fund.

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Persons or organizations that own beneficially 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As noted below, as of October 8, 2009, CRM, the Funds’ investment adviser, owned or controlled 2.4% and, 20.41%, respectively, of Investor Shares and Institutional Shares of CRM All Cap Value Fund. 47.76% and 25.85%, respectively, of Investor Shares and Institutional Shares of CRM International Opportunity Fund, and 58.45% and 4.3%, respectively, of Investor Shares and Institutional Shares of CRM Global Opportunity Fund.

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As of October 8, 2009, the name, address and percentage ownership of each shareholder that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
CRM SMALL CAP VALUE FUND-INVESTOR CLASS
National Financial Services Corp. Attn: Mutual Funds 5th Floor 200 Liberty St. New York, NY 10281-1003	24.89%	Record
Vanguard Fiduciary Trust Company Attn: Outside Funds K14 PO Box 2600 Valley Forge, PA 19482-2600	20.25%	Record
Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104-4122	12.45%	Record
CRM SMALL CAP VALUE FUND-INSTITUTIONAL CLASS
Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	24.37%	Record
Northern Trust Co. Chicago, IL 60675-2994	15.04%	Record
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	11.51%	Record
Comerica Bank 411 West Lafayette Detroit, MI 48226	8.31%	Record
CRM SMALL/MID CAP VALUE FUND-INVESTOR CLASS
Charles Schwab 101 Montgomery St. San Francisco, CA 94104-4122	17.84%	Record
National Financial Svcs. Corp. 200 Liberty St. New York, NY 10281	9.98%	Record

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NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Prudential Investment Management Serv. 100 Mulberry St. 3 Gateway Center-Floor 11 Mail Stop NJ 05-11-20 Newark, NJ 07102	7.87%	Record
CRM SMALL/MID CAP VALUE FUND-INSTITUTIONAL CLASS
State Street Bank & Trust FBO Ikon Retirement Savings Plan Westwood, MA 02090-2318	19.32%	Record
GPC Securities Inc. FBO Regions Financial Corp. 401k PO Box 105117 Atlanta, GA 30348	10.08%	Record
Dingle & Co. PO Box 75000 Detroit, MI	7.70%	Record
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	6.16%	Record
JPMorgan Chase 740 W. New Circle Rd. Lexington, KY 40550	5.37%	Record
CRM MID CAP VALUE FUND-INVESTOR CLASS
National Financial Services Corp. Attn: Mutual Funds 5th Floor 200 Liberty Street New York, NY 10281-1003	57.49%	Record
ING Life Insurance and Annuity Company One Orange Way B3N Windsor, CT 06095-4774	7.57%	Record
LPL Financial Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 94104-9046	6.61%	Record

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NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Charles Schwab 101 Montgomery St. San Francisco, CA 94104-4122	6.36%	Record
CRM MID CAP VALUE FUND-INSTITUTIONAL CLASS
Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	19.13%	Record
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	14.39%	Record
Prudential Investment Management Serv. 100 Mulberry Street 3 Gateway Center FL 11 Mail Stop NJ 05-11-20 Newark, NJ 28288-1076	12.20%	Record
Patterson & Co. 1525 West Wt Harris Blvd. Charlotte, NC 28288-1076	10.22%	Record
CRM LARGE CAP OPPORTUNITY FUND-INVESTOR CLASS
National Financial Services Corp. Attn: Mutual Funds 5th Floor 200 Liberty Street New York, NY 10281-1003	26.99%	Record
Ronald H. McGlynn Cramer Rosenthal McGlynn LLC 520 Madison Avenue New York, NY 10022-4382	6.87%	Beneficial
CRM LARGE CAP OPPORTUNITY FUND-INSTITUTIONAL CLASS
Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deerlake Dr. East Jacksonville, FL 32246-6486	40.21%	Record

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NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	30.36%	Record
National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	14.01%	Record
Mitra & Co. 11270 West Park Place Ste. 400 Milwaukee, WI 53224	7.72%	Record
CRM ALL CAP VALUE FUND-INVESTOR CLASS
Cramer Rosenthal McGlynn LLC Attn: Carlos Leal 520 Madison Avenue New York, NY 10022-4382	24.00%	Record
Ronald H. McGlynn Cramer Rosenthal McGlynn LLC 520 Madison Avenue New York, NY 10022-4382	11.94%	Beneficial
National Financial Services Corp. Attn: Chris Robinson 200 Liberty Street New York, NY 10281	9.23%	Record
Wilmington Trust FSB (New York) C/O Mutual Funds PO Box 8882 Wilmington, DE 19899-8882	7.07%	Record
Lauren B. Cramer & Douglas Cramer C/O McLaughlin & Stern LLP 260 Madison Avenue 18th Floor New York, NY 10016-2404	6.11%	Beneficial
CRM ALL CAP VALUE FUND-INSTITUTIONAL CLASS
Dingle & Co. PO Box 75000 Detroit, MI	60.21%	Record

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NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Cramer Rosenthal McGlynn LLC Attn: Carlos Leal 520 Madison Avenue New York, NY 10022-4382	20.41%	Record
Syracuse University Acct 1 Treasurer’s Office 621 Skytop Rd. Suite 120 Syracuse, NY 13244-5290	6.88%	Record
CRM 130/30 VALUE FUND-INVESTOR CLASS
Cramer Rosenthal McGlynn LLC Attn: Carlos Leal 520 Madison Avenue New York, NY 10022-4382	28.88%	Record
Michael S. Mattikow Wayne, NJ 07470-5200	16.04%	Beneficial
National Financial Services Corp. Attn: Mutual Funds 5th Floor 200 Liberty Street New York, NY 10281-1003	14.32%	Record
Elissa F. Cullman New York, NY 10281-1003	7.56%	Beneficial
Wilmington Trust FSB (NY) C/O Mutual Funds PO Box 8882 Wilmington, DE 19899-8882	6.38%	Record
CRM 130/30 VALUE FUND-INSTITUTIONAL CLASS
National Financial Services LLC 200 Liberty Street One Financial Center New York, NY 10281	70.92%	Record
Ronald H. McGlynn Cramer Rosenthal McGlynn LLC 520 Madison Avenue New York, NY 10022-4382	8.77%	Beneficial

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NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Cramer Rosenthal McGlynn LLC Attn: Carlos Leal 520 Madison Avenue New York, NY 10022-4382	8.77%	Record
CRM INTERNATIONAL OPPORTUNITY FUND-INVESTOR CLASS
Cramer Rosenthal McGlynn LLC Attn: Carlos Leal 520 Madison Avenue New York, NY 10022-4382	47.76%	Record
Wilmington Trust FSB (New York) C/O Mutual Funds PO Box 8882 Wilmington, DE 19899-8882	13.58%	Record
Wilmington Trust Co. Custodian C/O Mutual Funds PO Box 8882 Wilmington, DE 19899-8882	13.58%	Record
Christopher Barnett Darien, CT 06820-3206	7.16%	Beneficial
CRM INTERNATIONAL OPPORTUNITY FUND-INSTITUTIONAL CLASS
Cramer Rosenthal McGlynn LLC Attn: Carlos Leal 520 Madison Avenue New York, NY 10022-4382	25.85%	Record
Grace Constance McGlynn Garden City, NY 11530-1567	18.09%	Beneficial
Wilmington Trust FSB (NY) Gerald & Daphna Cramer Foundation C/O Mutual Funds PO Box 8882 Wilmington, DE 19899-1613	9.30%	Record
Wilmington Trust FSB (NY) Daphna Cramer C/O Mutual Funds PO Box 8882 Wilmington, DE 19899-8882	8.52%	Record

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NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Jay B. Abramson Cramer Rosenthal McGlynn LLC 520 Madison Avenue New York, NY 10022-4382	6.46%	Beneficial
CRM GLOBAL OPPORTUNITY FUND-INVESTOR CLASS
Cramer Rosenthal McGlynn LLC Attn: Carlos Leal 520 Madison Avenue New York, NY 10022-4382	58.45%	Record
Christopher Barnett Darien, CT 06820-3206	17.53%	Beneficial
CRM GLOBAL OPPORTUNITY FUND-INSTITUTIONAL CLASS
Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deerlake Dr. East Jacksonville, FL 32246-6486	53.48%	Record
SEI Private Trust Company C/O Union Bank of California One Freedom Valley Drive Oaks, PA 19456	34.65%	Record

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INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

Cramer Rosenthal McGlynn, LLC (“CRM” or the “Adviser”), 520 Madison Avenue, 20th Floor, New York, New York 10022, serves as investment adviser to the Funds. CRM and its predecessors have managed investments in small, medium and large capitalization companies for over 35 years. CRM is 17.03% owned by Cramer, Rosenthal, McGlynn, Inc. (“CRM, Inc.”), the controlling member of CRM. The principal shareholders of CRM, Inc. are senior and former officers or directors of CRM. Additionally, CRM Group LLC (“Group LLC”), an employee-owned entity, holds 3.22% of CRM. CRM is registered as an investment adviser with the SEC. WT Investments, a subsidiary of Wilmington Trust Corporation, owns 79.75% of CRM and thus has a majority interest in CRM. Options have been granted to senior officers of CRM and key CRM individuals to purchase shares of CRM. If such options were exercised, then CRM, Inc., Group LLC and CRM employees would own 32.82% of CRM on a fully diluted basis. Several affiliates of CRM are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company and Wilmington Trust Investment Management, subsidiaries of Wilmington Trust, are registered investment advisers and broker-dealers. Roxbury Capital Management (“Roxbury”) is a registered investment adviser. Wilmington Trust Corporation has a controlling interest in Roxbury.

Under the Investment Advisory Agreement between the Trust, on behalf of the Funds, and CRM, the Small Cap Value Fund, the Small/Mid Cap Value Fund, the Mid Cap Value Fund, and the Large Cap Opportunity Fund each pay a monthly advisory fee to CRM at the annual rate of 0.75% of the Fund’s first $1 billion of average daily net assets; 0.70% of the Fund’s next $1 billion of average daily net assets; and 0.65% of the Fund’s average daily net assets over $2 billion; and the All Cap Value Fund pays a monthly advisory fee to CRM at the annual rate of 0.95% of the Fund’s first $1 billion of average daily net assets; 0.90% of the Fund’s next $1 billion of average daily net assets; and 0.85% of the Fund’s average daily net assets over $2 billion. The 130/30 Value Fund pays a monthly advisory fee to CRM at the annual rate of 1.25% of the Fund’s average daily net assets. The Global Opportunity Fund pays a monthly advisory fee to CRM at the annual rate of 0.90% of the Fund’s first $2 billion of average daily net assets, and 0.85% of the Fund’s average daily net assets over $2 billion. The International Opportunity Fund pays a monthly advisory fee to CRM at the annual rate of 0.90% of the Fund’s first $2 billion of average daily net assets and 0.85% of the Fund’s average daily net assets, over $2 billion.

CRM has a contractual obligation to waive a portion of its fees for each of the Small Cap Value Fund, Mid Cap Value Fund, the Large Cap Opportunity Fund, the All Cap Value Fund, the Global Opportunity Fund, the International Opportunity Fund and the Small/Mid Cap Value Fund, and assume certain expenses of each Fund to the extent that total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.25% of the average daily net assets of the Institutional Shares and 1.50% of the average daily net assets of the Investor Shares. CRM has a contractual obligation to waive a portion of its fees for the 130/30 Value Fund and assume certain expenses of the Fund to the extent that total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, exceed 1.75% of the average daily net assets of the Institutional Shares and 2.00% of the average daily net assets of the Investor Shares. These expense limitations are in effect until November 1, 2010. Prior to that date, the arrangement may be terminated for a class of a Fund only by the vote of the Board of Trustees of the Fund.

Effective March 29, 2007, CRM voluntarily agreed to cap (1) the annual expense ratio of the Small/Mid Cap Value Fund not to exceed 1.10% of the average daily net assets of the Institutional Shares and 1.35% of the Investor Shares, and (2) the annual expense ratio of the Large Cap Opportunity Fund not to exceed 1.15% of the average daily net assets of the Institutional Shares and 1.40% of the average daily net assets of the Investor Shares. The voluntary caps may be increased or terminated at any time.

Advisory Services. Under the terms of the Investment Advisory Agreement, CRM agrees to: (a) direct the investments of each Fund, subject to and in accordance with such Fund’s investment objective, policies and limitations set forth in the Fund’s Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with such Fund’s objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the Funds and CRM performing services relating to research, statistical and investment activities on behalf of the Funds; (e) make available and provide such information as the Funds and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Funds for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, CRM agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to a contract with a Fund. The Trust and/or CRM may at any time or times, upon approval by the Board, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.

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The Investment Advisory Agreement provides that CRM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. The salaries of any officers and the Interested Trustees of the Trust who are affiliated with CRM and the salaries of all personnel of CRM performing services for each Fund relating to research, statistical and investment activities are paid by CRM.

Fees.

Investment Advisory Fees: For the periods listed in the table below, the Funds paid the following fees to CRM under the Investment Advisory Agreement:

CRM Fund	Fiscal Year Ended 6/30/09	Fiscal Year Ended 6/30/08		Fiscal Year Ended 6/30/07
CRM Small Cap Value Fund	$3,453,560		$5,065,758		$6,821,535
CRM Small/Mid Cap Value Fund	$1,797,260		$1,227,335		$524,626
CRM Mid Cap Value Fund	$21,471,331		$29,876,172		$24,343,980
CRM Large Cap Opportunity Fund	$355,548		$379,692		$281,891
CRM All Cap Value Fund	$75,116		$76,399		$39,496
CRM 130/30 Value Fund*	$93,422		$56,166	N/A
CRM Global Opportunity Fund**	$8,692	N/A		N/A
CRM International Opportunity Fund**	$8,565	N/A		N/A

*	The 130/30 Value Fund commenced operations on December 31, 2007
**	The Global Opportunity Fund and the International Opportunity Fund commenced operations on December 31, 2008.

Expense Reimbursements: During the past three fiscal years, CRM had contractual and voluntary obligations to waive a portion of its advisory fees attributable to the Funds and to assume certain expenses of such Funds. In accordance with these contractual and voluntary obligations, CRM reimbursed the following fees to the Funds:

CRM Fund	Fiscal Year Ended 6/30/09		Fiscal Year Ended 6/30/08		Fiscal Year Ended 6/30/07
CRM Small Cap Value Fund	N/A		N/A		N/A
CRM Small/Mid Cap Value Fund	N/A		N/A			$17,677
CRM Mid Cap Value Fund	N/A		N/A		N/A
CRM Large Cap Opportunity Fund		$47,406		$86,698		$140,505
CRM All Cap Value Fund		$119,569		$198,696		$192,441
CRM 130/30 Value Fund*		$125,824		$112,991	N/A
CRM Global Opportunity Fund**		$108,325	N/A		N/A
CRM International Opportunity Fund**		$108,348	N/A		N/A

*	The 130/30 Value Fund commenced operations on December 31, 2007
**	The Global Opportunity Fund and the International Opportunity Fund commenced operations on December 31, 2008.

There is no provision in the Investment Advisory Agreement or Expense Limitation Agreement whereby CRM may recapture fees previously waived or expenses reimbursed with respect to the Funds.

Portfolio Managers

Ronald McGlynn, Chairman & CEO and Jay Abramson, President & CIO, are responsible for the overall management of each Fund. The investment research team for all of the Funds consists of seventeen individuals, with an average of fifteen years of financial and investment experience. The portfolio managers who have responsibility for the day-to-day management of each Fund are set forth below.

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Global Opportunity Fund. Milu E. Komer is the leader of the team responsible for the day day-to-day management of the Global Opportunity Fund.

International Opportunity Fund. Milu E. Komer and Jay Abramson are the leaders of the team responsible for the day day-to-day management of the International Opportunity Fund.

Small Cap Value Fund. Kevin Chin and Michael Caputo lead the team that is responsible for the day-to-day management of the Small Cap Value Fund.

Small/Mid Cap Value Fund. Jay Abramson and Robert Rewey are the leaders of the team responsible for the day-to-day management of the Small/Mid Cap Value Fund.

Mid Cap Value Fund. Jay Abramson and Robert Rewey are the leaders of the team responsible for the day-to-day management of the Mid Cap Value Fund.

Large Cap Opportunity Fund. Jay Abramson is the leader of the team responsible for the day-to-day management of the Large Cap Opportunity Fund.

All Cap Value Fund. Ronald McGlynn and Kevin Chin are the leaders of the team responsible for the day-to-day management of the All Cap Value Fund.

130/30 Value Fund. Ronald McGlynn, Jay Abramson, Robert Rewey, Kevin Chin, and Michael Caputo are the leaders of the team responsible for the day-to-day management of the 130/30 Value Fund.

Other Accounts Managed by Portfolio Managers. The following tables identify, for each portfolio manager listed above as of June 30, 2009, the number of accounts (excluding the Fund which he or she manages) for which he or she has day-to-day management responsibilities, and the total assets in such accounts, within each of the following categories: registered investment companies and other accounts. None of these accounts are assessed a performance-based advisory fee.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Ronald McGlynn	No other registered investment companies	None	55 other accounts with $201,524,008 in total assets under management

Jay Abramson	2 other registered investment companies with $494,439,896 in total assets under management	1 other pooled investment vehicle with $6,138,136 in total assets under management	149 other accounts with $3,848,184,215 in total assets under management

Robert Rewey	2 other registered investment companies with $494,439,896 in total assets under management	1 other pooled investment vehicle with $6,138,136 in total assets under management	137 other accounts with $3,357,215,533 in total assets under management

Kevin Chin	No other registered investment companies	None	30 other accounts with $387,609,024 in total assets under management

Michael Caputo	No other registered investment companies	None	20 other accounts with $331,043,539 in total assets under management

Milu E. Komer	No other registered investment companies	None	No other accounts

The following table identifies, for each portfolio manager listed above as of June 30, 2009, the number of registered investment companies (excluding the Fund which he manages) and other accounts for which he has day-to-day management responsibilities, which are assessed performance-based advisory fees, and the total assets in such accounts.

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Portfolio Manager	Registered Investment Companies	Other Accounts Which Are Assessed Performance-Based Advisory Fees

Ronald McGlynn	No other registered investment companies	No accounts with assessed performance-based advisory fee.

Jay Abramson	No other registered investment companies	7 other accounts with $365,574,126 in total assets under management.

Robert Rewey	No other registered investment companies	3 other account with $17,925,686 in total assets under management.

Kevin Chin	No other registered investment companies	No accounts with assessed performance-based advisory fee.

Michael Caputo	No other registered investment companies	No accounts with assessed performance-based advisory fee.

Milu E. Komer	No other registered investment companies	No accounts with assessed performance-based advisory fee.

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Compensation of CRM Portfolio Managers. CRM’s portfolio managers are generally responsible for multiple accounts with similar investment strategies. For example, the managers of CRM’s mid cap value investment strategy are responsible for investment decisions for registered investment companies and separately-managed institutional accounts that pursue a mid cap value investment strategy. Portfolio managers are compensated on portfolio management of the aggregate group of similar accounts rather than for a specific account.

The compensation package for portfolio managers consists of several components: base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to CRM’s success.

The annual incentive plan provides cash bonuses dependent on portfolio performance and individual contributions. The most significant portion of the bonus is determined based on the aggregate portfolio pre-tax performance results over one, two and three year periods relative to peer groups and benchmarks, and the remaining portion is based on certain qualitative factors discussed below.

For purposes of determining a portfolio manager’s bonus, the appropriate Fund’s benchmark is used. The benchmark used to determine the bonuses of the portfolio managers of the Small Cap Value Fund is the Russell 2000 Value Index. The benchmark used to determine the bonuses of the portfolio managers of the Small/Mid Cap Value Fund is the Russell 2500 Value Index. The benchmark used to determine the bonuses of the portfolio managers of the Mid Cap Value Fund is the Russell Midcap Value Index. The benchmark used to determine the bonus of the portfolio managers of the Large Cap Opportunity Fund is the Russell 1000 Value Index. The benchmark used to determine the bonus of the portfolio managers of the All Cap Value Fund is the Russell 3000 Value Index. The benchmark used to determine the bonuses of the portfolio managers of the 130/30 Value Fund is the Russell 1000 Index. The benchmark used to determine the bonuses of the portfolio managers of the Global Opportunity Fund is the MSCI World Index. The benchmark used to determine the bonuses of the portfolio managers of the International Opportunity Fund is the MSCI EAFE Index.

Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual’s bonus is based upon relative performance of his or her assigned portfolios compared to a peer group and benchmark, and is generally geared to rewarding top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

The long-term incentive plan provides an opportunity for experienced portfolio managers and other key contributors to CRM to be rewarded in the future depending on the achievement of financial goals and value creation. The plan, which is comprised of a profit-sharing component and option program, was created as a means of more closely aligning the interests of CRM professionals with those of the firm. The size of actual awards varies. The profit-sharing plan is based on the income of the firm. Option awards are comprised of member options in CRM. The value of the member options is dependent upon CRM’s underlying valuation, as well as the exercise price. Options generally vest over a three-year period.

Material Conflicts of Interest. Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies. CRM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity. To deal with these situations, CRM has adopted procedures for a trade allocation procedure for allocating limited investment opportunities across multiple funds and accounts.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. To help avoid these types of conflicts, CRM generally appoints separate advisory personnel to make investment decisions for long products, such as the Funds, and long/short products, such as hedge funds. In addition, each portfolio manager is subject to CRM’s Conflict of Interest Policy.

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Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. To address these types of conflicts, CRM has adopted best execution and soft dollar policies governing a portfolio manager’s selection of brokers and dealers and his or her use of research services.

Variation in Compensation. A conflict of interest may arise where the management fee structure differs among funds and/or accounts, such as where certain funds or accounts pay higher management fees or performance-based management fees. In such cases, the portfolio manager might be motivated to devote more attention to, or otherwise favor, more profitable funds and/or accounts. To help address these types of conflicts, CRM has adopted a Code of Ethics and Conflicts of Interest Policy.

Proprietary Investments. CRM and/or its affiliates may have substantial personal or proprietary investments in some of the accounts managed by a portfolio manager. A portfolio manager might be motivated to favor funds and/or accounts in which he or she, or his or her colleagues, has an interest or in which CRM and/or its affiliates have interests. However, each portfolio manager is subject to CRM’s Code of Ethics policy governing personal securities transactions in which portfolio managers engage.

Other Factors. Several other factors, including the desire to maintain or increase assets under the Adviser’s management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to some funds and/or accounts. To help address these types of conflicts, CRM has adopted a Code of Ethics and Conflicts of Interest Policy.

As discussed above, CRM and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for CRM and the individuals that it employs. However, there is no guarantee that the policies and procedures adopted by CRM and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Security Ownership. The following table shows each portfolio manager’s ownership of securities of the Fund that he manages as of June 30, 2009.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Ronald McGlynn	Small Cap Value Fund	Over $1,000,000
	Small/Mid Cap Value Fund	$500,001 - $1,000,000
	Mid Cap Value Fund	Over $1,000,000
	Large Cap Opportunity Fund	Over $1,000,000
	All Cap Value Fund	$500,001 - $1,000,000
	130/30 Value Fund	$100,001 - $500,000
	Global Opportunity Fund	$100,001 - $500,000
	International Opportunity Fund	$100,001 - $500,000
Jay Abramson	Small Cap Value Fund	$100,001 - $500,000
	Small/Mid Cap Value Fund	$100,001 - $500,000
	Mid Cap Value Fund	$100,001 - $500,000
	Large Cap Opportunity Fund	$100,001 - $500,000
	All Cap Value Fund	$50,001 - $100,000
	130/30 Value Fund	$100,001 - $500,000
	Global Opportunity Fund	$100,001 - $500,000
	International Opportunity Fund	$100,001 - $500,000
Robert Rewey, CFA	Small/Mid Cap Value Fund	$10,001 - $50,000
	Mid Cap Value Fund	$100,001 - $500,000
	130/30 Value Fund	$10,001 - $50,000

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Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Michael Caputo	Small Cap Value Fund	$10,001-$50,000
	130/30 Value Fund	$0
Milu E. Komer	Global Opportunity Fund	$10,001-$50,000
	International Opportunity Fund	$10,001-$50,000
Kevin Chin	Small Cap Value Fund	$10,001-$50,000
	All Cap Value Fund	$10,001-$50,000
	130/30 Value Fund	$0

SERVICE PROVIDERS

Administrator and Accounting Agent

PNC Global Investment Servicing (U.S) Inc., (“PNC”) 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Funds’ administrator and accounting agent. Pursuant to an Administration and Accounting Services Agreement, PNC performs certain administrative and accounting services for the Funds, such as preparing shareholder reports, providing statistical and research data, assisting CRM in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PNC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PNC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. For the services it provides, the Trust pays PNC an annual fee based on the aggregate average daily net assets of all the Funds as follows:

0.020% of the first $5 billion of aggregate average net assets;

0.0175% of the next $2.5 billion of aggregate average net assets;

0.0150% of the next $2.5 billion of aggregate average net assets; and

0.0125% of the aggregate average net assets in excess of $10 billion.

Prior to June 1, 2008, the Trust paid PNC an annual fee based on the value of the aggregate daily net assets of the Funds as follows:

0.050% of each series’ first $500 million of aggregate average net assets;

0.030% of each series’ next $2 billion of aggregate average net assets;

0.025% of each series’ next $2.5 billion of aggregate average net assets; and

0.020% of each series’ aggregate average net assets in excess of $5 billion.

For the periods shown in the table below, the Funds paid the following fees to PNC under the Administration and Accounting Service Agreement:

CRM Fund	Fiscal Year Ended 6/30/09	Fiscal Year Ended 6/30/08		Fiscal Year Ended 6/30/07
CRM Small Cap Value Fund	$102,950		$302,078		$364,086
CRM Small/Mid Cap Value Fund	$58,917		$102,606		$58,467
CRM Mid Cap Value Fund	$628,621		$1,293,518		$1,120,888
CRM Large Cap Opportunity Fund	$20,233		$91,190		$85,445
CRM All Cap Value Fund	$11,427		$69,825		$51,191
CRM 130/30 Value Fund*	$15,291		$25,405	N/A
CRM Global Opportunity Fund**	$15,359	N/A		N/A
CRM International Opportunity Fund**	$15,356	N/A		N/A

*	The 130/30 Value Fund commenced operations on December 31, 2007.
**	The Global Opportunity Fund and the International Opportunity Fund commenced operations on December 31, 2008.

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Custodian

PFPC Trust Company, (the “Custodian”) 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as the Funds’ custodian. PFPC Trust Company will be renamed PNC Trust Company on or about June 7, 2010. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Funds, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Funds, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Funds, releasing and delivering securities from the custody accounts of the Funds, maintaining records with respect to such custody accounts, delivering to the Funds a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed.

Shareholder Service Plan for Investor Shares

The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay shareholder service providers an annual fee not exceeding 0.25% of the Fund’s average daily net assets of its Investor Shares, to compensate shareholder service providers who maintain a service relationship with shareholders of the Fund’s Investor Shares. Service activities provided by service providers under this plan include (a) answering shareholder inquiries, (b) assisting in designating and changing dividend options, account designations and addresses, (c) establishing and maintaining shareholder accounts and records, (d) assisting in processing Fund share purchase, exchange and redemption transactions, (e) arranging for the wiring of funds relating to transactions in Fund shares; (f) transmitting and receiving funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder’s account balances, (i) furnishing on behalf of the Funds’ distributor periodic statements and confirmations of all purchases, exchanges, and redemptions of Fund shares, (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders, (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders, (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares, (m) completing all customer identification procedures in relation to the shareholders under the Funds’ anti-money laundering program, (n) providing to shareholders all privacy notices, and (o) providing other services requested by shareholders of Investor Shares. The Adviser may provide services to some holders of Investor Shares and receive the applicable shareholder service fee or may remit all or a portion of shareholder service fees to an Intermediary.

During the past three fiscal years, the Investor Shares of the CRM Global Opportunity Fund, CRM International Opportunity Fund, CRM Small Cap Value Fund, Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, and CRM 130/30 Value Fund paid the following shareholder servicing fees:

CRM Fund	Fiscal Year Ended 6/30/09	Fiscal Year Ended 6/30/08	Fiscal Year Ended 6/30/07
CRM Small Cap Value Fund - Investor Shares	$322,908	$495,339	$680,050
CRM Small/Mid Cap Value Fund - Investor Shares	$162,146	$174,651	$76,357
CRM Mid Cap Value Fund - Investor Shares	$3,256,035	$4,153,726	$3,502,869
CRM Large Cap Opportunity Fund - Investor Shares	$44,671	$60,047	$50,909
CRM All Cap Value Fund - Investor Shares	$11,174	$13,006	$6,420
CRM 130/30 Value Fund - Investor Shares*	$6,855	$3,932	N/A
CRM Global Opportunity Fund**	$967	N/A	N/A
CRM International Opportunity Fund**	$876	N/A	N/A

*	The 130/30 Value Fund commenced operations on December 31, 2007.
**	The Global Opportunity Fund and the International Opportunity Fund commenced operations on December 31, 2008.

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Sub-Transfer Agency Expenses Paid by Institutional Shares

Institutional Shares of each Fund are sold through certain Intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. Such sub-transfer agency services provided by Intermediaries to shareholders of Institutional Shares of the Funds include: (a) answering shareholder inquiries, (b) establishing and maintaining shareholder accounts and records, (c) providing periodic statements showing a shareholder’s account balances, (d) furnishing on behalf of the Funds’ distributor periodic statements and confirmations of all purchases, exchanges, and redemptions of Fund shares, and (e) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders. The Board of Trustees has approved payment of the fees charged by these Intermediaries for providing sub-transfer agency services from the assets of the Institutional Shares of each Fund based on charges for similar services if such services were provided directly by the Funds’ transfer agent.

Additional Service Providers

Independent Registered Public Accounting Firm. Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Funds providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of the Fund. E&Y is located at Two Commerce Sq., Suite 4000 Philadelphia, PA 19103.

Legal Counsel. Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to the Funds.

Transfer Agent. PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

DISTRIBUTION OF SHARES

The Distributor is located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the principal underwriter of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation.

To the extent that the Distributor receives shareholders service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of a Fund as may be required pursuant to such plan.

The Distribution Agreement became effective as of June 15, 2005. The agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of the Funds’ shares.

The Distribution Agreement terminates automatically in the event of an assignment. The agreement is also terminable without payment of any penalty with respect to the Funds (i) by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of a plan adopted in accordance with Rule 12b-1 under the 1940 Act with respect to a Fund or in such Agreement, or by vote of a majority of the outstanding voting securities of the Funds) on sixty (60) days’ written notice to the Distributor; or (ii) by the Distributor on sixty (60) days’ written notice to the Trust.

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Additional Payments

The Adviser may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of shares of the Funds and/or shareholder service. These payments (“Additional Payments”) would be in addition to the payments by the Funds described in this SAI for distribution, shareholder servicing, sub-transfer agent and record keeping services. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

CRM places all portfolio transactions on behalf of each Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For the periods shown in the table below, the Funds paid the following brokerage commissions:

CRM Fund	Fiscal Year Ended 6/30/09	Fiscal Year Ended 6/30/08	Fiscal Year Ended 6/30/07
CRM Small Cap Value Fund	$1,643,321	$1,892,616	$2,849,476
CRM Small/Mid Cap Value Fund	$879,714	$391,544	$170,177
CRM Mid Cap Value Fund	$7,994,485	$5,468,866	$7,000,463
CRM Large Cap Opportunity Fund	$177,405	$117,473	$115,192
CRM All Cap Value Fund	$31,485	$17,881	$11,398
CRM 130/30 Value Fund*	$57,301	$41,058	N/A
CRM Global Opportunity Fund**	$10,669	N/A	N/A
CRM International Opportunity Fund**	$8,290	N/A	N/A

*	The 130/30 Value Fund commenced operations on December 31, 2007.
**	The Global Opportunity Fund and the International Opportunity Fund commenced operations on December 31, 2008.

Significant changes in brokerage commissions paid by a Fund from year to year have been due to changing asset levels and/or portfolio turnover.

To the extent that a Fund effects brokerage transactions with a broker/dealer affiliated directly or indirectly with the Trust, the Adviser or the Distributor, such transactions will be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

During each of the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the Funds did not effect brokerage transactions with an affiliated person.

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Brokerage Selection

The primary objective of CRM in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, CRM considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to CRM.

Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), an investment adviser is required to make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser’s overall responsibilities with respect to accounts as to which it exercises investment discretion.” The services provided by the broker also must lawfully or appropriately assist the investment adviser in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker. Research services received from broker-dealers supplement an adviser’s own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research or brokerage services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with an investment adviser’s personnel with respect to computerized systems and data furnished to the investment adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to an adviser since the broker-dealers used by the advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide an adviser with a diverse perspective on financial markets. Research services provided to an adviser by broker-dealers are available for the benefit of all accounts managed or advised by such investment adviser or by its affiliates. An investment adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services.

For the periods shown in the table below, the Funds paid brokerage commissions because of research services provided in the following amounts:

CRM Fund	Fiscal Year End 6/30/09	Brokerage Transactions and Related Commissions 6/30/09
CRM Small Cap Value Fund	$168,258.00	$82,662,341.00
CRM Small/Mid Cap Value Fund	$116,110.00	$60,923,327.00
CRM Mid Cap Value Fund	$1,395,355.00	$991,488,963.00
CRM Large Cap Opportunity Fund	$26,018.00	$16,919,369.00
CRM All Cap Value Fund	$3,672.00	$3,121,737.00
CRM 130/30 Value Fund*	$4,950.00	$3,185,123.00
CRM Global Opportunity Fund**	$749.00	$592,812.00
CRM International Opportunity Fund**	$36.00	$29,334.00

*	The 130/30 Value Fund commenced operations on December 31, 2007.
**	The Global Opportunity Fund and the International Opportunity Fund commenced operations on December 31, 2008.

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During the fiscal year ended June 30, 2009, the Funds purchased securities issued by the following regular broker-dealers of the Funds, which had the following values as of June 30, 2009:

CRM Fund	Shares	Market Value
CRM Large Cap Opportunity Fund	31,400 JPMorgan Chase	$1,071,054
CRM All Cap Value Fund	4,200 JPMorgan Chase	$143,262
CRM 130/30 Value Fund	4,130 JPMorgan Chase	$140,874
CRM Global Opportunity Fund	800 JPMorgan Chase	$27,288

Allocation of Portfolio Transactions

CRM’s other clients generally have investment objectives and programs similar to that of the Funds. CRM expects to make purchases or sales of securities on behalf of such clients that are substantially similar to those made by CRM on behalf of the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of CRM not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro-rata basis and purchases and sales are normally allocated between the Funds and the other clients as to amount according to a formula determined prior to the execution of such transactions.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust issues two separate classes of shares, Institutional Shares and Investor Shares, for the CRM Global Opportunity Fund, CRM International Opportunity Fund, CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Opportunity Fund and CRM 130/30 Value Fund. The shares of each Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Investor Shares pay shareholder service fees not to exceed 0.25% of the average net assets of the Investor Shares of each Fund. The net income attributable to Investor Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service fees. Accordingly, the net asset value of the Investor Shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class take separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund and not by shareholders of other Funds. The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund’s outstanding shares. Except when a larger quorum is required by the applicable provisions of the 1940 Act, forty percent (40%) of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the Shareholders. Generally, subject to the 1940 Act and the specific provisions of the Declaration of Trust, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions, except only a plurality vote shall be necessary to elect Trustees.

The Funds may involuntarily redeem a shareholder’s shares: (a) if at such time such shareholder owns shares of any Fund having an aggregate net asset value of less than a minimum value determined from time to time by the Trustees; (b) to the extent that such shareholder owns shares of a Fund equal to or in excess of a maximum percentage of the outstanding shares of such Fund determined from time to time by the Trustees; or (c) to the extent that such shareholder owns shares equal to or in excess of a maximum percentage, determined from time to time by the Trustees, of the outstanding shares of the Trust. The Trustees have no current intention to involuntarily redeem a shareholder’s shares merely for exceeding a maximum percentage of the outstanding shares of a Fund or of the Trust. In addition, the Trust may call for the redemption of shares of any shareholder or may refuse to transfer or issue shares to any person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the Trust was established, including circumstances involving frequent or excessive trading in shares of a Fund or potential money laundering, ERISA issues, or transactions that could jeopardize the tax status of a Fund or of the Trust. The Declaration of Trust also provides that if an officer or agent of the Trust has determined that a shareholder has engaged in frequent and excessive trading in shares of a Fund, the Trust may require such shareholder to redeem their shares.

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The Trust may cause, to the extent consistent with applicable law, (a) the Trust or one or more of its Funds to the extent consistent with applicable law to be merged into or consolidated with another trust, series of another trust or other person, (b) the shares of the Trust or any Fund to be converted into beneficial interests in another trust or series thereof, (c) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law or (d) a sale of assets of the Trust or one or more of its Funds. Such merger or consolidation, share conversion, share exchange or sale of assets must be authorized by a majority of the shares voted when a quorum is present (i.e., the presence of forty percent (40%) of the Shares entitled to vote on a matter), provided that in all respects not governed by statute or applicable law, the Trustees have power to prescribe the procedure necessary or appropriate to accomplish a merger or consolidation, share conversion, share exchange, or sale of assets, including the power to create one or more separate trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of shares of the Trust or any Fund into beneficial interests in such separate business trust or trusts or series thereof.

Notwithstanding the foregoing paragraph, the Declaration of Trust provides that the Trustees may, without the vote or consent of shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust, partnership, limited liability company, association or other organization, or any series or class of any thereof, to acquire all or a portion of the Trust property (or all or a portion of the Trust property held with respect to a particular Fund or allocable to a particular class) or to carry on any business in which the Trust shall directly or indirectly have any interest (any of the foregoing, a “Successor Entity”), and to sell, convey and transfer such Trust property to any such Successor Entity in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such Successor Entity in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust and any Successor Entity if and to the extent permitted by law. However, the Declaration of Trust provides that the Trustees shall provide written notice to affected shareholders of each such transaction. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

The Trust’s Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim in the right of the Trust or any Fund or class thereof to recover a judgment in its favor unless (a) Shareholders holding at least ten percent (10%) of the outstanding Shares of the Trust, Fund or Class, as applicable, join in the bringing of such court action, proceeding or claim, and (b) the bringing or maintenance of such court action, proceeding or claim is otherwise in accordance with Section 3816 of the Delaware Statutory Trust Act. 12 Del. C. Section 3801 et seq., as amended.

The Trust’s Declaration of Trust provides that by virtue of becoming a shareholder of the Fund, each shareholder shall be held to have expressly assented and agreed to the terms of the Declaration of Trust of the Trust, the By-Laws of the Trust and the resolutions of the Board of Trustees.

The Trust’s Declaration of Trust provides that the Trust will indemnify and hold harmless each and every Trustee and officer of the Trust and each former Trustee and officer of the Trust (each hereinafter referred to as a “Covered Person”) from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Person’s performance of his or her duties as a Trustee or officer of the Trust or otherwise relating to any act, omission, or obligation of the Trust, unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Trust’s Declaration of Trust further provides that (i) the appointment, designation or identification of a Trustee as chairperson of the Board of Trustees or a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead Independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee’s rights to indemnification.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of each Fund’s Prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts. You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account (“IRA”). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at 1-800-CRM-2883. PFPC Trust Company, as custodian for each IRA account, receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan. You may purchase Fund shares through an Automatic Investment Plan (“AIP”). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bi-monthly, quarterly, semi-annually or annually. The purchase of Fund shares will be effected at the close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m., Eastern time) on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at 1-800-CRM-2883. (Available only to Investor Shares of the Funds).

Payroll Investment Plan. The Payroll Investment Plan (“PIP”) permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer’s payroll department. Then, a portion of your paychecks will be automatically transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, CRM or the transfer agent, to arrange for transactions under the PIP. A Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP. (Available only to Investor Shares of the Funds).

Redemption of Shares

Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus. Additional methods to redeem shares are as follows:

By Wire. Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder’s signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund’s shares.

Systematic Withdrawal Plan. If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan (“SWP”). Under the SWP, you may automatically redeem a portion of your account monthly, bi-monthly, quarterly, semi-annually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month. (Available only to Investor Shares of the Funds.)

Additional Information Regarding Redemptions. To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

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The value of shares redeemed may be more or less than the shareholder’s cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder’s right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than for customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund’s securities or to determine the value of a Fund’s net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund’s shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption “in-kind”) chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund during any 90-day period for any one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

Pricing of Shares

The NAV of each class of each Fund is calculated as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time), on each business day (i.e., a day that the Exchange and the Funds’ transfer agent are open for business) (a “Business Day”). The price at which a purchase, redemption or exchange request is effected is based on the next calculation of NAV after the request is received in good order by an authorized broker or financial institution or the Funds’ transfer agent. The NAV for each class of a Fund is calculated by adding the value of all securities and other assets in a Fund attributable to the class, deducting the liabilities attributable to the class and dividing the balance by the number of outstanding class shares in that Fund. NAV will not be determined on days that are not Business Days.

In valuing a Fund’s assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Independent brokers or quotation services provide prices or foreign securities in their local currency. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. Unlisted securities that are quoted on the Nasdaq Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the Nasdaq Stock Market and for which OTC market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the OTC market. Futures contracts and options are valued on the basis of market quotations, if available. If applicable, any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of the NAV. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost. Please see the Funds’ prospectuses for additional information regarding the procedure used by the Funds’ in valuing their assets.

DIVIDENDS

Dividends, if any, from the Funds’ net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss), realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

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TAXATION OF THE FUNDS

General

Each Fund is treated as a separate corporation for United States federal income tax purposes. Each Fund has elected (or will elect for its first taxable year) and intends to qualify each year to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as a “regulated investment company” (“RIC”). To qualify for treatment as a RIC under the Code, a Fund must distribute to its shareholders for each taxable year at least the sum of (i) 90% of its investment company taxable income computed without regard to the dividends-paid deduction (consisting generally of dividends, interest, the excess of net short-term capital gains over net long-term capital losses and net gains from certain foreign currency transactions) and (ii) 90% of its net income from tax-exempt obligations (the “Distribution Requirement”) as well as meet several additional requirements. These requirements include, among others, the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from any interest in certain qualified publicly traded partnerships (the “Good Income Requirement”); (2) at the close of each quarter of each Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of each Fund’s total assets and that does not represent more than 10% of such issuer’s outstanding voting securities; and (3) at the close of each quarter of each Fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, in securities (other than securities of the RICs) of any two or more issuers that a Fund controls and which are determined to be in the same trade or business or similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.

To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on ordinary income and net capital gains paid to shareholders in the form of dividends or capital gain distributions. However, each Fund generally will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income, including “undistributed net capital gain” (i.e., the amount of its net capital gain over the amount of capital gain dividends), and to alternative minimum tax (currently at a maximum rate of 20% for corporations such as the Funds) on alternative minimum taxable income.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at corporate income tax rates without reduction for distributions paid to shareholders, and all distributions from its current or accumulated earnings and profits, including any distributions from net capital gain the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as dividend income.

Each Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) to the extent it fails to distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for a shortfall in the prior year’s distribution.

For U.S. federal income tax purposes, a Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. The Funds may not carry forward any losses other than capital losses.

Except as discussed below, distributions from a Fund (whether paid in cash or reinvested in additional shares of the Fund) will generally be taxable to shareholders as ordinary income for U.S. federal income tax purposes to the extent derived from the Fund’s investment income and net short-term capital gains. The character of distributions of capital gains is determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Any gain or loss on the sale of investments for which a Fund had a holding period in excess of one year is generally long-term capital gain or loss to the Fund. Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income, whether paid in cash or reinvested in additional shares.

Each Fund may designate amounts retained as undistributed net capital gain in a notice to its shareholders. If a Fund makes such a designation, the Fund’s shareholders (1) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (2) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (3) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in the shareholder’s income over the income tax credit.

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For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual or certain noncorporate shareholders will be taxed at the rates applicable to long-term capital gain. Qualified dividend income generally means dividend income received (1) from a domestic corporation or (2) from a “qualified foreign corporation”. A “qualified foreign corporation is a corporation that is either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties and that meets certain additional requirements. Certain dividends received from foreign corporations not otherwise treated as qualified foreign corporations will be treated as received from a qualified foreign corporation if they are paid on stock that is readily tradable on an established securities market in the United States. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. If 95% or more of a Fund’s gross income, calculated without taking into account net capital gains, consists of qualified dividend income, the Fund may designate all distributions of income (other than those designated as capital gain dividends) as qualified dividend income.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a tax basis in each share received equal to such amount divided by the number of shares received.

If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares by such shareholder.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the Excise Tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

If an investor purchases Fund shares shortly before the record date for any dividend or capital gain distribution, the investor will pay full price for the shares and will effectively receive some portion of the price back as a taxable distribution.

Upon a sale, exchange (whether or not for shares of another Fund) or redemption of a shareholder’s shares, the shareholder will realize taxable gain or loss depending upon such shareholder’s basis in the shares. The gain or loss generally will be long-term capital gain or loss if the shares have been held for more than one year and short-term capital gain or loss if held for one year or less. Any loss realized on a sale or redemption of shares will be disallowed as a loss from a “wash sale” to the extent shares of the Fund are purchased within a period of 61 days, beginning 30 days before and ending 30 days after the shares are sold or redeemed. Any loss realized by a shareholder on the redemption or sale of shares held by the shareholder for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any amounts treated as distributions of long-term capital gain to that shareholder with respect to those shares (including any amounts credited to the shareholder as undistributed capital gain). Capital losses are deductible only against capital gains except in the case of individual shareholders, who may generally deduct up to $3,000 per year of capital losses against any income.

It is anticipated that all or a portion of the dividends from the net investment income of each Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of a Fund are generally entitled to take the dividends-received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of a Fund’s dividend income qualifying for the deduction. The qualifying portion may not exceed the aggregate dividends received by a Fund from taxable U.S. corporations. Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax (“AMT”). Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if certain holding period requirements with respect to those shares are not met. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice setting forth the federal tax status of Fund distributions made during that taxable year, including, without limitation, the portions of Fund distributions that are treated as ordinary dividends, qualified dividend income, capital gain dividends, and returns of capital, and the amount of dividends qualifying for the dividends-received deduction.

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Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign Securities

Dividends and interest received, and gains realized, by a Fund with respect to investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, “foreign taxes”) that would reduce the Fund’s effective return from those securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine a Fund’s rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

If a Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to “pass through” to its shareholders qualified foreign taxes paid by it. If the Fund so elects, shareholders will be required to include their pro rata portions of the qualified foreign taxes paid by the Fund in their gross incomes for federal income tax purposes. Qualified foreign taxes for this purpose generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to “pass through” to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

Each Fund may invest in the stock of passive foreign investment companies (“PFICs”). A PFIC is a foreign corporation — other than a “controlled foreign corporation” (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by “U.S. shareholders,” defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder — that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) at least 50% of its assets (generally computed based on average fair market values) produce, or are held for the production of, passive income. If a Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock or of any gain from disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund timely distributes the PFIC income as a taxable dividend to its shareholders. A Fund would not be able to pass through to its shareholders a credit or deduction for such tax. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year over (ii) 125% of the average amount received during the preceding three years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is timely distributed to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

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If a Fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for a Fund to make a QEF election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis. Since a PFIC in which a Fund invests might not provide such tax information, a Fund may not be able to elect to treat that PFIC as a QEF.

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking -to -market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of each year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund’s adjusted basis in each PFIC’s stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark-to-market gains are treated as dividend income for purposes of the Good Income Requirement. Any mark-to-market gain may have to be distributed by a Fund (even though no cash is received) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In order to distribute this income and avoid a tax on a Fund, the Fund may be required to liquidate investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. If the Fund makes a “mark -to -market” election with respect to its stock in a PFIC, any gain recognized upon a taxable disposition of a share of such PFIC will be treated as ordinary income, and any loss recognized on such a taxable disposition will be treated as ordinary loss to the extent of the net amount previously included in income as a result of the “mark -to -market” election.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, such a Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Derivatives

The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. The complex tax rules affecting hedging strategies may affect the character, amount and timing of distributions to shareholders. In order to distribute the income from such transactions and avoid a tax on a Fund, the Fund may be required to liquidate investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Short Sales

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, “substantially identical property” held by a Fund has a long-term holding period. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if a short sale is closed on or before the 45th day after the date on which the Fund entered into the short sale (subject to extensions in certain circumstances).

Straddles

Code Section 1092 (dealing with straddles) also may affect the taxation of options in which a Fund may invest. Section 1092 defines a “straddle” as offsetting positions with respect to personal property; for these purposes, options are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Treasury Regulations promulgated under Section 1092 also provide certain “wash sale” rules (described above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles, which would defer the loss. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be

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determined under rules that vary according to the elections made. In order to distribute the income from such transactions and avoid a tax on a Fund, the Fund may be required to liquidate investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Constructive Sale

If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the same or substantially similar property, a Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale of, an offsetting notional principal contract entered into by a Fund or a related person with respect to, or a futures or forward contract (as defined in the Code) to deliver, the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

U.S. Taxation of Non-U.S. Shareholders

Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. A Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. For Fund taxable years beginning before 2010, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and U.S.-source original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.

Backup Withholding

Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on dividends (including capital gain dividends), redemption proceeds, and certain other payments that are paid to any non-corporate shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate will increase to 31% for taxable years beginning on or after January 1, 2011. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

The foregoing discussion is a general summary of some of the important U.S. federal income tax consequences affecting each Fund and its shareholders. The discussion is included for general informational purposes only.

You should consult your own independent tax advisor and seek advice based on your particular circumstances as to the specific consequences under federal tax law, and under other tax laws, such as foreign, state or local tax laws, of an investment in a Fund, which are not addressed here.

This summary does not address any potential foreign, state, local or non-income tax consequences of an investment in a Fund. Shareholders may be subject to state and local taxes on distributions from a Fund in addition to federal income tax.

FINANCIAL STATEMENTS

The audited financial statements of the Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund, All Cap Value Fund, 130/30 Value Fund, Global Opportunity Fund and International Opportunity Fund (Statement of Assets and Liabilities as of June 30, 2009, Statement of Operations for the year ended June 30, 2009, Statement of Changes in Net Assets for each of the years in the two year period ended June 30, 2009, Financial Highlights for each of the years in the five year period ended June 30, 2009 during which a fund was operational, and Notes to Financial Statements, along with the Report of the Independent Registered Public Accounting Firm) which are included in the Funds’ Annual Report to shareholders, are incorporated by reference into this Statement of Additional Information (filed on August 28, 2009, Accession Number 0000940400-09-000343 ).

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Appendix A

DESCRIPTION OF RATINGS

Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P and Fitch to the securities in which the Funds may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. CRM attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Funds, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. In that event, CRM will consider whether it is in the best interest of the Funds to continue to hold the securities.

Moody’s Ratings

Corporate and Municipal Bonds.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Corporate and Municipal Commercial Paper. The highest rating for corporate and municipal commercial paper is “P-1” (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Municipal Notes. The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable-rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated “MIG 2” or “VMIG 2” are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated “MIG 3” or “VMIG 3” are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P Ratings

Corporate and Municipal Bonds.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

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A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Corporate and Municipal Commercial Paper. The “A-1” rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated “A-1+.”

Municipal Notes. The “SP-1” rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated “SP-1+.” The “SP-2” rating reflects a satisfactory capacity to pay principal and interest.

Fitch Ratings

Description of Fitch’s highest state and municipal notes rating.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

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Appendix B

CRAMER ROSENTHAL MCGLYNN, LLC

POLICIES AND PROCEDURES FOR PROXY VOTING

Cramer Rosenthal McGlynn, LLC (“CRM” or the “Firm”) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). CRM serves as the investment adviser or sub-adviser of various (i) investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), (ii) private investment funds exempt from registration under the 1940 Act, and (iii) outside private accounts over which the Firm has discretionary investment authority.

1. Purpose and Proxy Voting Process

CRM’s policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM shall conduct such activities and vote client proxies in accordance with these Policies.

Monitoring of Corporate Actions

CRM monitors corporate actions electronically through a third-party proxy service. Through the service, CRM receives electronic notice of upcoming proxy votes, meeting and record dates and other information on upcoming corporate actions by companies in which CRM clients are shareholders. CRM generally utilizes the service to electronically vote such proxies.

The Voting Process

Review of Proxy Solicitation Materials/Independent Recommendations

CRM has hired an independent third party, Institutional Shareholder Services (“ISS”) to provide analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value.

CRM will consider ISS analysis and recommendations, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in proxy decisions, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote 1 in a “socially responsible” manner; in these cases CRM would generally follow the particular ISS recommendations for that category.

[1]	ISS provides voting recommendations for “Taft-Hartley” accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines.

Corporate Governances Matters

The following is a summary of the ISS voting recommendations. 2

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis. Certain actions by directors should result in votes being withheld, including directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse.

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees.

•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

Classification/Declassification of the Board

•	Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Director and Officer Indemnification and Liability Protection

•

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

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Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock). Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

[2]	The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

Management Compensation

Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

Employee, Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals regarding Executive and Director Pay

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Social Issues

Animal Rights

Vote case-by-case on proposals to phase out the use of animals in product testing.

Tobacco

Most tobacco-related proposals should be evaluated on a case-by-case basis.

Instances Where CRM Does Not Follow ISS Recommendation

As stated above, there may be instances where the Firm determines that it is not in the best interest of clients to follow ISS recommendations with respect to certain proxy vote(s). These instances may involve non-routine and/or controversial issues, such as the re-pricing of options, adoption or substantial changes to a shareholder rights plan (or poison pill) or proxy contests, involving, for instance, a hostile takeover attempt but may also include more routine issues, such as the election of directors or auditor appointments. When CRM decides not to vote proxies in the manner recommended by ISS, CRM shall document the reasons for such decision.

Securities on Loan

Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process;

securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on “loan” as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

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Clients Who Vote Their Own Proxies

CRM clients may retain the authority to vote their own proxies in their discretion.

2. Conflicts and Potential Conflicts of Interest

CRM recognizes that there may be a conflict of interest or potential conflict of interest between itself and its clients with respect to the voting of proxies of certain companies and has developed a mechanism for identifying and addressing such conflicts. Examples of such conflicts include, but are not limited to, where a company soliciting proxies is an advisory client of CRM or where CRM has a financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the Compliance Committee to confirm that voting is in the best interest of clients.

3. Disclosure and Oversight

CRM, in its written brochure required under Rule 204-3 (the “Form ADV”) shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

The Compliance Committee shall have oversight responsibility for these Policies. In particular, the Compliance Committee shall have responsibility for monitoring the actual or potential conflicts of interest that may arise in relation to voting proxies for client securities.

4. Recordkeeping

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form:

(a)	These Policies as they may be amended from time to time.

(b)	A copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission).

(c)	A record of each vote cast on behalf of clients.

(d)	Internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations.

(e)	Copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client.

The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.

Records for CRM Mutual Fund Trust shall be maintained by CRM Mutual Fund Trust.

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